M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
i
Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023
Central Appalachian Coal Basin
Virginia, USA
February 2024

Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
1
Statement of Use and Preparation
This Technical

Report Summary (
TRS ) was prepared by Marshall Miller & Associates, Inc. ( MM&A )
for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its

affiliated

and

subsidiary
companies and advisors.

Copies or

references to information in this

report may not

be used

without
the written permission of Coronado.
This report provides a

statement of coal resources and

coal reserves for Coronado, as

defined under
the
Australasian Code

for Reporting

of Exploration Results,

Mineral Resources

and Ore Reserves
( JORC Code ) as well as under Subpart 1300 of Regulation S-K (Regulation S-K 1300) promulgated by the
United States

Securities and

Exchange Commission

(
SEC )
.

Subject to

the comments

below,

this
report

was

also

prepared

in

accordance

with

the
Australasian

Code

for

Public

Reporting

of
Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code
).

The statement

is based

on information

provided

by Coronado

and reviewed

by
Qualified Persons
( QPs ) who are full-time employees of MM&A.
As noted above, this report is a “Public Report” for the purposes of the VALMIN Code.

However,

in
accordance with paragraph 12.1 of the VALMIN Code, it is noted that this report is not a “Valuation of

Mineral

Assets”

and

it

also

does

not

comply

with

the

following

requirements

that

apply

to
“Technical Assessments” (as defined in the VALMIN

Code):
This report does

not include a determination

of the status

of tenure (as

required by paragraph
7.2 of the VALMIN

Code) on the basis that tenure was

separately reviewed by

Coronado’s

legal
advisors.
This

report

does

not

include

separate

commentary

on

the

reasonableness

and

quality

of

the
Resources and Reserves estimates

and the basis on which they have been reported (as required

by
paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was

appropriate

in
circumstances

where MM&A

was engaged

for

the specific

purpose of

preparing

those estimates.

However,

MM&A

notes

that,

in

accordance

with

its

usual

practice,

a

separate

team

of

MM&A
employees undertook a peer review of this report and confirmed that both the process followed by
the

authors

of

this

report

and

the

estimates

prepared

were

reasonable

and

comply

with

the
requirements of the JORC Code.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
2
The information in this TRS

related to coal resources and reserves is

based on, and fairly

represents,
information compiled by the QPs.

At the time of

reporting, MM&A’s QPs have sufficient experience
relevant

to the

style of

mineralization

and type

of deposit

under consideration

and to

the activity
they are undertaking to qualify as a QP as defined by Regulation S-K 1300 and the JORC Code.

Each
QP consents

to the

inclusion in

this report

of the

matters

based on

their information

in the

form
and context in which it appears.
Marshall

Miller

&

Associates,

Inc.

(
MM&A )

hereby

consents

to

the

use

of

the

information
contained in this report

dated December 31, 2023, relating

to estimates of

coal resources and coal
reserves controlled by Coronado.

Qualified Person: /s/ Marshall Miller & Associates, Inc.
Date: February 16, 2024

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
i
Table

of Contents
1
Executive Summary ................................

................................

................................

............

1
1.1
Property Description

...........................................................................................................

1
1.2
Ownership

...........................................................................................................................

2
1.3
Geology

................................................................................................................................

2
1.4
Exploration Status

...............................................................................................................

3
1.5
Operations and Development

............................................................................................

3
1.6
Mineral Resource

................................................................................................................

3
1.7
Mineral Reserve

..................................................................................................................

4
1.8
Capital Summary

.................................................................................................................

5
1.9
Operating Costs

...................................................................................................................

5
1.10
Economic Evaluation

....................................................................................................

6
1.10.1
Discounted Cash Flow Analysis

.......................................................................

8
1.10.2
Sensitivity Analysis

..........................................................................................

9
1.11
Permitting

....................................................................................................................

9
1.12
Conclusion and Recommendations

.............................................................................

9
2
Introduction ................................

................................

................................

..................... 10
2.1
Registrant and Terms

of Reference

..................................................................................

10
2.2
Information Sources

..........................................................................................................

11
2.3
Personal Inspections

.........................................................................................................

12
3
Property Description

................................

................................

................................

......... 12
3.1
Location

.............................................................................................................................

12
3.2
Titles, Claims or Leases
......................................................................................................

13
3.3
Mineral Rights

...................................................................................................................

13
3.4
Encumbrances

...................................................................................................................

14
3.5
Other Risks

.........................................................................................................................

14
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography ........................... 14
4.1
Topography,

Elevation, and Vegetation

...........................................................................

14
4.2
Access and Transport

........................................................................................................

14
4.3
Proximity to Population Centers

......................................................................................

15
4.4
Climate and Length of Operating Season

.........................................................................

15
4.5
Infrastructure

....................................................................................................................

15
5
History ................................

................................

................................

............................. 16
5.1
Previous Operation

...........................................................................................................

16
5.2
Previous Exploration

.........................................................................................................

16

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
ii
6
Geological Setting, Mineralization and Deposit ................................

................................

.

16
6.1
Regional, Local and Property Geology

..............................................................................

16
6.2
Mineralization

...................................................................................................................

17
6.3
Deposits

.............................................................................................................................

18
7
Exploration

................................

................................

................................

....................... 20
7.1
Nature and Extent of Exploration

.....................................................................................

20
7.2
Non-Drilling Procedures and Parameters

.........................................................................

21
7.3
Drilling Procedures

............................................................................................................

22
7.4
Hydrology

..........................................................................................................................

22
7.5
Geotechnical Data

.............................................................................................................

22
8
Sample Preparation, Analyses and Security

................................

................................

.......

23
8.1
Prior to Sending to the Lab

...............................................................................................

23
8.2
Lab Procedures

..................................................................................................................

23
9
Data Verification

................................

................................

................................

............... 24
9.1
Procedures of Qualified Person

........................................................................................

24
9.2
Limitations

.........................................................................................................................

24
9.3
Opinion of Qualified Person

.............................................................................................

25
10
Mineral Processing and Metallurgical Testing ................................................................

....

25
10.1
Testing

Procedures

....................................................................................................

25
10.2
Relationship of Tests

to the Whole

...........................................................................

25
10.3
Lab Information

.........................................................................................................

26
10.4
Relevant Results

........................................................................................................

27
11
Mineral Resource Estimates

................................

................................

.............................. 27
11.1
Assumptions, Parameters and Methodology

...........................................................

27
11.1.1
Geostatistical Analysis for Classification

......................................................

29
11.2
Qualified Person’s

Estimates

.....................................................................................

33
11.3
Resources Exclusive of Reserves

...............................................................................

33
11.3.1
Initial Economic Assessment

.........................................................................

33
11.4
Qualified Person’s

Opinion

........................................................................................

34
12
Mineral Reserve Estimates

................................

................................

................................ 35
12.1
Assumptions, Parameters and Methodology

...........................................................

35
12.2
Qualified Person’s

Estimates

.....................................................................................

36
12.3
Qualified Person’s

Opinion

........................................................................................

37
13
Mining Methods ................................................................

................................

............... 38
13.1
Geotech and Hydrology

.............................................................................................

38
13.2
Production Rates

........................................................................................................

38
13.3
Mining Related Requirements

..................................................................................

39

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
iii
13.4
Required Equipment and Personnel

.........................................................................

39
14
Processing and Recovery Methods ................................................................

.................... 40
14.1
Description or Flowsheet
...........................................................................................

40
14.2
Requirements for Energy,

Water,

Material and Personnel

.....................................

40
15
Infrastructure ................................

................................

................................

................... 41
16
Market Studies ................................................................

................................

................. 41
16.1
Market Description

....................................................................................................

41
16.2
Price Forecasts

...........................................................................................................

42
16.3
Contract Requirements
..............................................................................................

42
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements

with Local
Individuals

................................

................................

................................

.............. 43
17.1
Results of Studies

.......................................................................................................

43
17.2
Requirements and Plans for Waste

Disposal

............................................................

43
17.3
Permit Requirements and Status

..............................................................................

43
17.4
Local Plans, Negotiations or Agreements

.................................................................

44
17.5
Mine Closure Plans

....................................................................................................

44
17.6
Qualified Person’s

Opinion

........................................................................................

45
18
Capital and Operating Costs ................................................................

.............................. 45
18.1
Capital Cost Estimate

.................................................................................................

45
18.2
Operating Cost Estimate

............................................................................................

46
19
Economic Analysis ................................

................................

................................

............ 47
19.1
Assumptions, Parameters and Methods

..................................................................

47
19.2
Results

........................................................................................................................

49
19.3
Sensitivity

...................................................................................................................

52
20
Adjacent Properties ................................................................

................................

.......... 52
20.1
Information Used

.......................................................................................................

52
21
Other Relevant Data and Information ................................

................................

............... 52
22
Interpretation and Conclusions ................................................................

......................... 53
22.1
Conclusion

..................................................................................................................

53
22.2
Risk Factors

................................................................................................................

53
22.2.1
Governing Assumptions

................................................................................

54
22.2.2
Limitations

.....................................................................................................

54
22.2.3
Methodology

.................................................................................................

55
22.2.4
Development of the Risk Matrix

...................................................................

56
22.2.5
Categorization of Risk Levels and Color Code Convention

..........................

59
22.2.6
Description of the Coal Property

..................................................................

59
22.2.7
Summary of Residual Risk Ratings

................................................................

59

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
iv
22.2.8
Risk Factors

....................................................................................................

60
23
Recommendations

................................

................................

................................

............ 64
24
References................................

................................

................................

........................ 65
25
Reliance on Information Provided by the Registrant

................................

.......................... 65
Figures (in Report)
Figure 1-1:

Coronado Buchanan Mine Complex Property Index Map .......................................... 2
Figure 1-2:

CAPEX

................................

................................

................................

...................... 5
Figure 1-3:

OPEX

................................

................................

................................

........................ 6
Figure 1-4:

Sensitivity of NPV

................................

................................

................................

.....

9
Figure 6-1:

Buchanan Stratigraphic Column................................

................................

.............. 18
Figure 6-2: Schematic Cross-Section of the Pocahontas No. 3 Seam and Enclosing Strata

........... 19
Figure 11-3: Variogram

of the Total

Seam Thickness for the Pocahontas No. 3 Seam

Present in
the Buchanan Mine Complex ................................................................

.................. 31
Figure 11-4: Result of DHSA for the Pocahontas No. 3 Seam Present in the Buchanan Mine
Complex

................................

................................

................................

................. 32
Figure 11-5:

Results of Initial Economic Assessment

................................

................................

.

34
Figure 15-1:

Buchanan Surface Facilities ................................

................................

.................. 41
Figure 18-1:

CAPEX ................................................................

................................

.................. 46
Figure 19-1:

Cash Costs per Tonne ................................

................................

........................... 49
Figure 19-2:

Sensitivity of NPV

................................

................................

................................

.

52
Tables

(in Report)
Table

1-1:

Coal Resources Summary as of December 31, 2023

................................

....................

3
Table

1-2:

Coal Summary (ROM (Moist))

as of December 31, 2023 ............................................. 4
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023 ............... 4
Table

1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ................................................... 7
Table

1-5:

Project Cash Flow Summary (000)

................................

................................

..............

7
Table

2-1:

Information Provided to MM&A by Coronado ................................

......................... 11
Table

10-1:

Comparison of Core with Shipped Coal Quality ...................................................... 26
Table

11-1:

General Reserve and Resource Criteria ................................

................................

..

29
Table

11-2:

DHSA Results Summary for Radius from a Central Point

................................

......... 32
Table

11-3:

Coal Resources Summary as of December 31, 2023

................................

................ 33
Table

11-4:

Results of Initial Economic Assessment

................................

................................

..

34
Table

12-1:

Coal ROM (Moist) Summary as of December 31, 2023

................................

............ 37
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023............ 37
Table

13-1:

Summary of Production by Year (Tonnes

x 1,000) .................................................. 39
Table

16-1:

Quality Specifications by Product................................

................................

........... 42
Table

17-1:

Buchanan Mining Permit ................................................................

....................... 44

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
v
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs

................................

................... 47
Table

18-2:

Buchanan Mine Operating Costs

................................

................................

............ 47
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ................................

............... 50
Table

19-2:

Summary of Buchanan Key Financial Performance Metrics (2024-2031) .................

50
Table

19-3:

Project Cash Flow Summary (000)

................................

................................

.......... 51
Table

22-1:

Probability Level Table ................................

................................

.......................... 56
Table

22-2:

Consequence Level Table

................................

................................

....................... 57
Table

22-3:

Risk Matrix

................................

................................

................................

............ 59
Table

22-4:

Risk Assessment Matrix

................................

................................

......................... 60
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2) ...............................

60
Table

22-6:

Environmental (Risks 3 and 4)

................................

................................

................ 61
Table

22-7:

Regulatory Requirements (Risk 5) ................................................................

.......... 61
Table

22-8:

Market and Transportation

(Risk 6) ................................................................

.......

62
Table

22-9:

Market and Transportation

(Risk 7) ................................................................

.......

62
Table

22-10:

Methane Management (Risk 8)

................................

................................

............ 63
Table

22-11:

Mine Fires (Risk 9) ................................................................

............................... 63
Table

22-12:

Availability of Supplies and Equipment (Risk 10) .................................................. 64
Table

22-13:

Labor – Work Stoppage (Risk 11) ................................

................................

......... 64
Table

22-14:

Labor – Retirement (Risk 12)

................................

................................

................ 64
Table

25-1:

Information from Registrant

Relied Upon by MM&A ................................

............. 65
Appendices
A

.....................................................................................................................MM&A
Qualifications
B

.................................................................................................................................................
Map
C

...........................................................................................................................Glossary of
Terms
D

.................................................Initial Economic Assessment for Resources Exclusive

of
Reserves
E

...................................................................................................................................JORC
Table 1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
1
1

Executive Summary
1.1

Property Description
Coronado Global Resources

Inc. (
Coronado ) authorized
Marshall Miller &

Associates, Inc. (
MM&A )
to prepare this

Technical Report Summary (
TRS
) of

its controlled coal

resources and reserves

located
at the
Buchanan Division

(
Buchanan )

in Buchanan

and Tazewell

Counties, Virginia

(the
Property ).
This TRS updates the

TRS titled, "Coronado Global Resources

Inc. Statement of Coal Resources

and
Reserves for the Buchanan Mine Complex in Accordance with the JORC Code and United States SEC
Regulation S-K 1300 as

of December 31,

2022 Central Appalachian Coal

Basin Virginia, USA February
2023," dated

February 15,

2023, due

to material

differences

in the

key financial

modifying factors
including

mining

plans,

coal

sales

price

assumptions,

operating

costs

and

capital

costs

from
December 31, 2022 to

December 31, 2023.

Mining plans are

discussed in
Section 13

of the TRS, coal
sales price

assumptions are

discussed in

Sections 12

and 16

of the

TRS, while

operating

costs and
capital costs are discussed in
Sections 18 and

19

of the TRS.

This report provides a

statement of coal
resources and coal reserves for Coronado, as defined under the Australasian Code for Reporting of
Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart
1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and
Exchange

Commission (
SEC ) .

This report

was also

prepared

in accordance

with the
Australasian
Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of

Mineral

Assets
( VALMIN
Code ).
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt
).

The

Buchanan

No.

1

Mine

Complex

is

located

in

Buchanan

County

in

southwest

Virginia.

The
Property is 24

kilometers northwest of

the town of

Richlands, Virginia and

65.9 kilometers southeast
of

Pikeville,

Kentucky.

The

nearest

major

population

centers

are

Lexington,

Kentucky

(290
kilometers

northwest)

and

Roanoke,

Virginia

(153

kilometers

northeast)

(see
Figure

1-1
).

The
Property

is

composed

of

approximately

33,578

total

hectares,

of

which

25,853

are

leased

or
subleased from private landholders under approximately 150 individual coal lease tracts, and 7,725 hectares are

owned by Coronado.

Subject to Coronado’s

exercising

its renewal

rights thereunder,
all the

leases expire

upon exhaustion

of the

relevant

coal reserves,

which is

expected

to occur

in
2042.

Virginia
West Virginia
Buchanan County
Grundy
N&S
VP-4
Grundy
Vansant
Patterson
Keen Mountain
Bradshaw
Jewell Ridge
War
War
Amonate
Vansant
616
Shortt Gap
VP-2
460
McDowell County
Buchanan No.1
Tazewell County
Keen Mtn. Fault
Dry Fork Anticline
Boissevain Fault
Vansant
Big A Mtn
Keen Mountain
Honaker
460
Jewell Ridge
Richlands
Amonate
Pounding Mill
67
Russell County
Richlands
Raven
631
Russell Fork Fault
N&S
0
4
19
460
Claypool Hill
Miles

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
2
Figure 1-1:

Coronado Buchanan Mine Complex Property Index Map
1.2

Ownership
The

Property

was

formerly

controlled

by
Consolidation

Coal

Company

(
CONSOL )
.

Mine
development

was

started

by CONSOL

in 1983

and longwall

production began

in 1987.

Coronado
acquired the Buchanan Mine from CONSOL in March 2016.
1.3

Geology
Operations

at

the

Buchanan

Mine

Complex

extract

the

Pocahontas

No.

3

coal

bed

by

longwall
mining methods.

Strata of economic interest for

this TRS are of the Pennsylvanian-age Pocahontas
Formation and the subject Pocahontas No. 3 seam

is the principal coal seam

of that formation.

Due
to the

high value

of this low-volatile

coking coal,

it has been

extensively mined

in the region.

The
seam is situated below drainage throughout the Property and is accessed by existing mine shafts.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
3
1.4

Exploration Status
The

Property

has been

extensively

explored,

largely

by

drilling

using

continuous

coring

methods,
rotary

drilling

but

also

by

obtaining

coal

measurements

at

mine

exposures,

ongoing

drilling
associated with degas activities, and by

downhole geophysical methods.

Exploration activities from
the surface and underground

have continued to the

present time (2023), however,

the majority of
the data

was acquired

or generated

by previous

owners of

the Property.

These sources

comprise
the primary

data

used in

the evaluation

of the

coal

resources

and coal

reserves

on the

Property.

MM&A examined

the data

available for

the evaluation

and incorporated

all pertinent

information
into this TRS.

Where data appeared to be anomalous or

not representative, that data was excluded
from the digital databases and subsequent processing by MM&A.

Ongoing

exploration

(core

drilling,

bore

scoping

of

roof

strata,

and

channel

sampling)

has

been
carried

out

by

Coronado

since

acquiring

the

Buchanan

Mine.

The

exploration

data

acquired

by
Coronado has been consistent with past drilling and sampling activities.
1.5

Operations and Development
Due

to

its

coal

reserve

and

seam

characteristics,

the

Buchanan

No.

1

Mine

operates

using

the
longwall method.

The model was therefore generated with longwall-mining constraints in mind for
Buchanan’s

underground

resources.

The

mine produces

coal

that

is

suitable

for

the

low-volatile
metallurgical coal markets.
The Buchanan

No. 1

Mine in

Buchanan County,

Virginia, is

the only

active longwall

mine currently
being operated by Coronado.
Coronado currently

operates a

coal preparation

plant at

Buchanan.

The Buchanan Plant

operates
at a feed rate of approximately 1,270 raw

tonnes per hour (
tph)
.

Processes are typical of

those used
in the coal industry and are in use at adjacent coal processing plants.
1.6

Mineral Resource
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

A coal resource estimate, summarized

in
Table 1-1
, was prepared as

of December
31, 2023, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2023

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
158.9 9.2 0.0 168.1
16 0.8 18
Exclusive of Reserves
30.7 4.3 0.0 34.9
Total 12/31/2023
189.6 13.4 0.0 203.0

Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 34.9 Mt of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2023.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
4
1.7

Mineral Reserve
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tons

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental, socioeconomic and regulatory factors.

The Resource estimate has been used as

the
basis for this Reserve

calculation, which utilizes a reasonable

preliminary feasibility study,

a life-of-
mine ( LOM
) mine plan and practical recovery factors.

Production modeling was completed with an
effective start date of

October 1,

2023.

Additions and

depletion have

been used

to bring

the Reserve
estimate forward to

December 31, 2023.
Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve,

include

the
following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine

recovery;

lack

of
access; geological

encumbrances

associated

with

overlying

and underlying

strata;

seam thinning;
structural

complication;

and

insufficient

exploration

have

all

been

considered.

Reserve
consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the

aforementioned-
geological and operational encumbrances.

Coal reserves are

presented on

a run-of-mine

(
ROM ) basis in
Table

1-2
.

Proven and

probable coal
reserves

were

derived

from

the

defined

in-situ

coal

resource

considering

relevant

processing,
economic

(including

technical

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socioeconomic, and regulatory

factors.

The proven

and probable

coal reserves

on
the Property are summarized below in Table 1-3 .
Table 1-2:

Coal Summary (ROM (Moist))

as of December 31, 2023

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 145.9 8.5 154.4 0.0 154.4 20.2 125.8 8.4 44 0.7 12
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023

Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine Complex 87.1 5.0 92.1 0.0 92.1 13.6 73.8 4.8 6 0.7 20

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.
In

summary,

Coronado

controls

a

total

of

92.1

Mt

(moist

basis)

of

marketable

coal

reserves,

at
Buchanan,

as

of

December

31,

2023.

Of

that

total,

95

percent

are

proven,

and

5

percent

are
probable.

There are 13.6 Mt of owned

coal reserves and 73.8 Mt

of leased coal reserves and

4.8 Mt
of subleased reserves.

All the Buchanan reserves are considered suitable for the metallurgical coal
market, and all of the Buchanan reserves are assigned.

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$ Thousands
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
5
1.8

Capital Summary
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Buchanan.

MM&A’s

capital

schedules assume

that

major

equipment

rebuilds

occur over

the

course

of each
machine’s

remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on
MM&A’s

experience and

knowledge of

mining equipment

and industry

standards

with respect

to
the useful life of such equipment.

A summary of the estimated capital for the Property

is provided
in Figure 1-2

below.
Figure 1-2:

CAPEX
1.9

Operating Costs
Coronado

provided

historical

and

preliminary

5-year

projections

of operating

costs

for

Buchanan
for MM&A’s

review.

MM&A used the historical and/or budget cost information

as a reference and
developed personnel

schedules for the mine

and support facilities.

Hourly labor rates

and salaries
were

based upon

information

contained

in Coronado’s

financial summaries.

Fringe-benefit

costs
were developed for vacation and holidays,

federal and state unemployment insurance,

retirement,
workers’ compensation and

pneumoconiosis, casualty and life insurance,

healthcare, and bonuses.

A cost factor

for mine supplies

was developed that

relates expenditures

to mine advance

rates for
roof-control

costs

and

other

mine-supply

costs

at

underground

mines.

Other

factors

were
developed for maintenance and repair costs, rentals, mine power, outside services and other direct mining costs.

Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$/Tonne
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
6
Operating

costs

factors

were

also

developed

for

the

coal

preparation

plant

processing,

refuse
handling, coal loading, property taxes,

and insurance and bonding.

Appropriate royalty

rates were
assigned for production from leased coal lands, and sales taxes were calculated for state severance
taxes, the federal

black lung excise tax, and federal

and state reclamation fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .
Figure 1-3:

OPEX
1.10

Economic Evaluation
The pre-feasibility financial

model prepared for

this TRS

was developed to

test the

economic viability
of

the

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to

represent

a
bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining

operations
contemplated

for the Coronado

properties, but are

intended to establish

the economic viability

of
the estimated coal reserves.

Cash flows are simulated on an annual basis in

year-end 2023 nominal
dollars

assuming

a

2%

inflation

rate

based

on

projected

production

from

the

coal

reserves.

The
discounted cash flow analysis presented herein

is based on an effective date of January 1, 2024.

On an un-levered basis, the net

present value (
NPV
) of the project cash flow

after taxes represents
the Enterprise

Value of

the project.

The project cash

flow,

excluding debt

service, is calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs

include

labor,

operating

supplies,

maintenance

and

repairs,

facilities

costs

for

materials

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
7
handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory and legally agreed

upon fees related to direct
extraction

of

the

mineral.

The

indirect

costs

are

the

federal

black

lung

tax,

federal

and

state
reclamation taxes, property

taxes, coal production royalties,

and income taxes.

Table

1-4

shows LOM tonnage, profit

& loss (
P&L
), and earnings before income tax,

depreciation &
amortization ( EBITDA ) for Buchanan.
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 92,135 $5,590,394 $60.68 $7,386,829 $80.17
As

shown

in
Table

1-4,

the

Buchanan

Mine

shows

positive

EBITDA

over

the

LOM.

Overall,

the
Coronado consolidated operations show positive LOM P&L and

LOM EBITDA of $5.6 billion and

$7.4
billion, respectively.

Coronado’s

consolidated Buchanan

cash flow

summary in nominal

dollars assuming

a 2%

inflation
rate, excluding debt

service, is shown in
Table 1-5

below.
Table 1-5:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2024 2025 2026 2027 2028
Production & Sales tonnes 92,136 3,738 4,186 4,249 4,980 5,210
Total Revenue $15,924,429 $643,698 $586,802 $585,176 $703,140 $753,693
EBITDA $7,386,829 $207,113 $163,862 $184,715 $277,497 $315,709
Net Income $4,381,299 $113,324 $64,939 $71,959 $135,601 $156,242
Net Cash Provided by Operating Activities $6,095,981 $136,440 $157,841 $166,973 $228,295 $268,684
Purchases of Property, Plant, and

Equipment
$(1,360,951) $(135,370) $(149,944) $(113,912) $(94,118) $(83,209)
Net Cash Flow $4,735,031 $1,070 $7,897 $53,061 $134,177 $185,475

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2029 2030 2031 2032 2033 2034
Production & Sales tonnes 5,728 5,545 5,782 5,882 5,936 5,268
Total Revenue $924,020 $912,413 $970,382 $1,007,050 $1,036,474 $938,266
EBITDA $459,985 $437,470 $477,050 $500,805 $518,098 $430,129
Net Income $263,089 $241,288 $280,342 $310,395 $330,940 $268,398
Net Cash Provided by Operating Activities $360,606 $373,729 $392,820 $411,198 $422,794 $372,147
Purchases of Property, Plant, and

Equipment
$(70,177) $(49,244) $(72,844) $(58,404) $(48,601) $(65,801)
Net Cash Flow $290,429 $324,486 $319,977 $352,794 $374,193 $306,346

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2035 2036 2037 2038 2039 2040
Production & Sales tonnes 5,590 5,378 4,984 5,236 5,589 4,183
Total Revenue $1,015,529 $996,590 $942,014 $1,009,435 $1,099,026 $839,126
EBITDA $493,255 $471,648 $463,185 $557,984 $630,017 $392,781
Net Income $319,755 $303,536 $295,288 $366,694 $422,733 $244,806
Net Cash Provided by Operating Activities $393,113 $391,050 $382,466 $436,349 $494,321 $365,966
Purchases of Property, Plant, and

Equipment
$(54,932) $(67,914) $(63,646) $(75,866) $(42,226) $(35,019)
Net Cash Flow $338,181 $323,135 $318,820 $360,483 $452,095 $330,947

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2041 2042 2043 2044 2045 2046
Production & Sales tonnes 3,390 1,285 - - - -
Total Revenue $693,501 $268,094 $- $- $- $-
EBITDA $336,112 $69,413 $- $- $- $-
Net Income $203,036 $(341) $(6,037) $(2,443) $(1,255) $(649)
Net Cash Provided by Operating Activities $290,379 $132,563 $(48,316) $(16,427) $(8,378) $(4,273)
Purchases of Property, Plant, and

Equipment
$(49,148) $(30,577) $- $- $- $-
Net Cash Flow $241,231 $101,986 $(48,316) $(16,427) $(8,378) $(4,273)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2047 2048 2049 2050 2051 2052
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(341) $(0) $(0) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,358) $- $- $- $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $(4,358) $- $- $- $- $-
Consolidated cash flows are driven

by annual sales

tonnage, which at steady-state level ranges from
a peak of 5.9 million

tonnes in 2033 to

a low of 1.2 million tonnes

in 2042.

Projected consolidated
revenue ranges from $585.2 million to $1.099 billion at a steady state.

Revenue totals $15.9 billion
for the project’s life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $494.3 million in

2039 and totals $6.1 billion over

the project’s
life.

Capital expenditures total $576.6 million through 2028 and $1.4 billion over the project’s life.

1.10.1

Discounted Cash Flow Analysis
Cash flow after

tax, but before

debt service, generated

over the life

of the project

was discounted
to NPV

at a 10.0%

discount rate,

which represents

Coronado’s

estimate of

the nominal dollar,

risk
adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market

participants

if

the

subject
reserves were offered for sale.

On an un-levered basis,

the NPV of

the project cash

flows represents
the Enterprise Value of

the project and

amounts to

$1.804 billion.

The pre-feasibility financial

model
prepared for the

TRS was developed to test

the economic viability of each coal

resource area.

The
NPV

estimate

was

made

for

the

purpose

of

confirming

the

economics

for

classification

of

coal
reserves

and not

for

purposes of

valuing

Coronado

or its

Buchanan assets.

Mine plans

were

not
optimized,

and

actual

results

of

the

operations

may

be

different,

but

in

all

cases,

the

mine
production plan assumes the properties are under competent management.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
9
1.10.2

Sensitivity Analysis
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
Figure 1-4:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
1.11

Permitting
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mine

and

processing,
loadout,

or

related

support

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado
permitting issues that

are expected to prevent

the issuance of

future permits.

Buchanan, along

with
all coal

producers,

is subject to

a level

of uncertainty

regarding

future clean

water permits

due to
United States Environmental Protection Agency ( EPA )

and
United States Fish and Wildlife ( USFW )
involvement with state

programs.
1.12

Conclusion and Recommendations
Sufficient data have been obtained through various exploration and sampling programs and mining operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons situated

on the Property.

The data are

of sufficient

quantity and reliability

to reasonably
support the coal resource and coal reserve estimates in this TRS.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
10
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic

evaluation conducted

in conjunction

with the

preliminary feasibility

study concludes
that

the

92.1

Mt

of

marketable

underground

coal

reserves

identified

on

the

Property

are
economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
2

Introduction
2.1

Registrant and Terms

of Reference
This report

was prepared

for

the sole

use of
Coronado Global

Resources

Inc. (
Coronado )
and

its
affiliated and subsidiary companies and

advisors.

This TRS updates the

TRS titled, "Coronado Global
Resources

Inc.

Statement

of

Coal

Resources

and

Reserves

for

the

Buchanan

Mine

Complex

in
Accordance with the

JORC Code and

United States SEC Regulation

S-K 1300

as of December

31, 2022
Central

Appalachian

Coal

Basin

Virginia,

USA

February

2023,"

dated

February

15,

2023,

due

to
material

differences

in the

key

financial modifying

factors

including mining

plans, coal

sales price
assumptions,

operating

costs

and

capital

costs

from

December

31,

2022

to

December

31,

2023.

Mining plans

are discussed

in
Section 13

of the

TRS, coal

sales price

assumptions are

discussed in
Sections 12

and 16

of the TRS,

while operating

costs and

capital costs

are discussed in
Sections 18
and

19

of

the

TRS.

This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for
Coronado,

as defined

under the
Australasian Code

for Reporting

of Exploration

Results, Mineral
Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart

1300

of

Regulation

S-K
(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and

Exchange

Commission
( SEC ) .

This report was also

prepared in accordance with the
Australasian Code for Public

Reporting
of Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code ).
This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado

at

Buchanan.

Exploration results and Resource

calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine

the extent and viability of the reserve.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
11
2.2

Information Sources
This TRS

is based on

information provided

by Coronado

and reviewed

by MM&A.

Sources of data
and information are listed below in Table 2-1 :
Table

2-1:

Information Provided to MM&A by Coronado
Category Information Provided by Coronado
Report
Section
Geological
Geologic data including digital databases

and original source data including geologist logs,
driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source laboratory

sheets
where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado mines
13.2, 13.4
Coal
Preparation
Flow sheet and other information representing

current and future methods of coal
processing

14.1
Waste
Disposal
Engineering data and estimates representing

remaining capacities for coarse

and fine coal
waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost drivers for reserve
financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2,
19.3
Note: While the sources

of data listed

in Table

2-1 are not

exhaustive, they represent

a significant portion

of information which

supports this TRS.

MM&A

reviewed

the

provided

data

and

found

it

to

be

reasonable

prior

to

incorporating

it

into

the

TRS.

The

TRS

contains

“forward-looking
information” including

forecasts

of productivity

and annual

coal production,

operating and

capital cost

estimates, coal

sales price

forecasts,

the
assumption that

Coronado

will

continue

to

acquire

necessary permits,

and

other assumptions.

The

TRS

statements

and

conclusions

are

not

a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the

control of MM&A including, but not

limited to geologic factors, mining conditions, regulatory approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to conduct a coal resource and reserve evaluation of the Coronado coal
properties as of

September 30, 2023.

Additions and

depletion have been

used to

bring the

Resource
and Reserve estimates

forward to December

31, 2023, the effective date

of this TRS for Buchanan.

For the evaluation, the following tasks were

to be completed:

>
Conduct site visits of the mines and mine infrastructure facilities;

>
Process the information supporting

the estimation of

coal resources and

reserves into geological
models;

>
Develop life-of-reserve mine

(
LOM ) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare

and

issue

a

TRS

providing

a

statement

of

coal

resources

and

reserves

which

would
include:
-
A description of the mine and facilities.

- A description of the evaluation process.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
12
- An estimation of coal resources and reserves with compliance elements as stated under the
JORC Code and the SEC Regulation S-K 1300.
2.3

Personal Inspections
MM&A is very familiar with Buchanan,

having provided a variety of services

in recent years, and the
QPs involved in this TRS have

conducted multiple site visits.
3

Property Description
3.1

Location
The Buchanan Mine Complex is located in Buchanan County in southwestern Virginia (see Figure 1-
1
above) approximately

16 kilometers

southeast of

Grundy,

which is

the county

seat of

Buchanan
County.

Surface facilities for the shaft mine are located along

Garden Creek and a Norfolk Southern
(NS) rail line about 6.4 kilometers south-southeast of Oakwood, Virginia.
The Property

is located

within portions

of the

following ten

(10)
United States

Geological Survey
( USGS )

7.5-Minute Quadrangles:

>
Amonate
>
Big A Mountain
>
Bradshaw
>
Honaker
>
Keen Mountain

>
Jewell Ridge
>
Prater
>
Richlands
>
Vansant
>
War

Current

mining projections

fall within

the Bradshaw,

Keen Mountain

,

Jewell Ridge,

and Patterson
Quadrangles.

The

coordinate

system

and

datum

used

for

the

model

of Buchanan

No. 1

and

the
subsequent maps were produced in the Virginia State

Plane South system, NAD 83.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
13
3.2

Titles, Claims or Leases
The Buchanan coal reserves are located in Buchanan and Tazewell

Counties, Virginia.

The Property
is composed of approximately

33,578 total hectares, of which 25,853

are leased or subleased from
private

landholders under

approximately

150 individual

coal lease

tracts,

and 7,725

hectares

are
owned by Coronado.

Subject to Coronado’s

exercising its renewal

rights thereunder,

all the leases
expire upon exhaustion of the relevant

coal reserves, which is expected to occur in 2042.

MM&A has

not carried

out a

separate

title verification

for

the coal

property

and has

not verified
leases,

deeds,

surveys,

or other

property

control

instruments

pertinent

to

the

subject resources.

Tenure was separately reviewed by Coronado’s legal advisors.

Coronado has

represented to MM&A
that

it controls

the mining

rights to

the reserves

as shown

on its

property maps,

and MM&A

has
accepted these as being a

true and accurate depiction of

the mineral rights controlled by Coronado.

The TRS assumes the Property is developed under responsible and experienced management.
3.3

Mineral Rights
Coronado supplied property control maps to MM&A related to properties for which mineral and/or surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these

representations

as
being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property

boundary

disputes

or

other
concerns, through

past knowledge

of the

Property,

that would

signal concern

over future

mining
operations or development potential.
Property control

in Appalachia

can be

intricate.

Coal mining

properties are

typically composed

of
numerous property

tracts which

are owned

and/or leased

from both

land-holding companies

and
private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with

different
entities

or individuals

controlling

the

surface

and mineral

rights.

Mineral

control

in the

region

is
typically characterized by leases or ownership of larger tracts of land,

with surface control generally
comprised of smaller tracts, particularly in developed areas.
Legal mining rights may reflect a combination of fee or

mineral ownership and fee or mineral leases
of coal lands through various surface and mineral lease agreements.

There is also a relatively small
amount

of area

where the

coal

is partially

owned and/or

partially leased

on a

limited number

of
individual tracts.

Control

of

the

surface

property

is

necessary

to

conduct

surface

mining

but

is

not

necessary

to
conduct

underground

mining.

Given that

the Buchanan

Mine has

been active

dating back

to the
1980s, Coronado,

and its predecessors,

have a

successful history of

obtaining any

necessary rights
and the associated permits to mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
14
3.4

Encumbrances
No Title Encumbrances are known.

By assignment, MM&A did not complete an independent query
related to Title Encumbrances.

3.5

Other Risks
There is always risk

involved in property control.

Coronado and its predecessor, CONSOL, have both
had their legal teams examine the deeds and title

control in order to minimize the risk.

Historically,
property control has not posed any challenges relate

d

to Buchanan’s operations.

4

Accessibility,

Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation, and Vegetation
The

topography

of

the

area

surrounding

the

Buchanan

Mine

Complex

is

typical

of

the

Central
Appalachian Plateau being rugged and deeply dissected by V-shaped river valleys flanked by steep-
sided

upland

regions.

Surface

elevations

near

the

mine

complex

range

from

approximately

823
meters above sea level

in upland regions

to approximately 579 meters at

stream level.

The Property
is moderately vegetated, with a mixture of hardwood and conifer forest in the temperate broadleaf category.

The Property

is not

situated near

any major

urban centers,

and the

surrounding area

is
considered rural.
4.2

Access and Transport
General

access to

the Buchanan

No. 1

Mine property

is via

a well-developed

network of

primary,
secondary,

and unimproved roads.

Highway 460 is the primary highway

connecting Pike County in
Eastern

Kentucky

to

Buchanan

and

Tazewell

Counties

in

Southwestern

Virginia.

Numerous
secondary

and

unimproved

roads

provide

direct

access

to

the

Property,

some

being

state-

and
town-maintained.

These roads

typically stay

open throughout

the year.

A
Norfolk Southern

(
NS )
rail line that is located

approximately 6.44 kilometers

south-southeast of Oakwood, Virginia serves
as the primary means

of transport for

produced coal.

NS transports coal

from the Buchanan Mine
Complex

either

to

domestic

customers

or

to

the

Pier

6

export

terminal

at

Norfolk,

Virginia

for
overseas

shipment.

A

small

portion

of

production

is

transported

via

truck

haul.

An

extensive
network

of

service

roads

to

gob

gas

and

coalbed

methane

(
CBM
)

production

wells

exist

on

the
subject property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
15
4.3

Proximity to Population Centers
The

Buchanan

No.

1

Mine

property

lies

near

the

town

of

Grundy

in

Buchanan

County,

Virginia
approximately

290 kilometers

southeast of

Lexington,

Kentucky

and 153

kilometers

southwest

of
Roanoke, Virginia.

As of 2023, Buchanan County has an estimated population of 19,233 residents.

4.4

Climate and Length of Operating Season
The

climate

of

the

region

is

classified

as

humid

sub-tropical

with

four

distinct

seasons:

warm
summers,

cold

winters,

and

moderate

fall

and

spring

seasons.

Precipitation

in

the

region

is
consistent throughout the year with the most

rain falling in spring and the

early months of summer.

Average

yearly rainfall

is 112.62 centimeters.

Summer months typically begin

in late May

and end
in early September and range in average temperature

from 49 to 84 degrees Fahrenheit (or 9.44 to
28.89 degrees

Celsius).

Winters

typically begin

in mid

to late

November and

run until

mid to

late
March

with

average

temperatures

ranging

from

26

to

56

degrees

Fahrenheit

(or

-3.33

to

13.33
degrees Celsius).

Precipitation in the winter typically

comes in the form of snowfall or as

a wintery
mix

(sleet

and

snow)

with

severe

snowfall

events

occurring

occasionally.

Seasonal

variations

in
climate

typically

do

not

affect

underground

mining

in

Virginia.

However,

weather

events

could
potentially

negatively

impact

efficiency

of

surface

and

preparation

plant

operations

on

a

very
limited basis and lasting less than a few days.
4.5

Infrastructure
The

Buchanan No.

1 Mine

Complex

has

sources

of water,

power,

personnel,

and

supplies readily
available

for use.

Personnel

have historically

been sourced

from the

surrounding communities

in
Buchanan, Tazewell,

McDowell, and Pike

counties, and have

proven to

be adequate in

numbers to
operate the mine.

As mining

is common

in the

surrounding areas, the

workforce is generally familiar
with

mining practices,

and

many

are

experienced

miners.

Water

is sourced

locally from

streams
that

flow

over

Coronado-owned

property.

The

mine

also

utilizes

ground

water

from

an

old,
abandoned mine.

Electricity

is

sourced

from
American

Electric

Power

(
AEP )
.

The

service

industry

in

the

areas
surrounding the

mine complex

has historically provided

supplies, equipment

repairs and fabrication,
etc.

The

Coronado-owned

Buchanan

Preparation

Plant

services

the

mine

via

a

skip

hoist

and
conveyor

belt system

which transports

extracted coal

from an

underground bunker

to the surface
facility.

The NS rail line serves as the main means of transport from the mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
16
5

History
5.1

Previous Operation
The

Property

was

formerly

controlled

by
Consolidation

Coal

Company

(
CONSOL )
.

Mine
development

was

started

by CONSOL

in 1983

and longwall

production began

in 1987.

Coronado
acquired the Buchanan Mine from CONSOL in March 2016.
The most

productive mining of

any period

since 1987

has occurred since

the acquisition

of Buchanan
Mine by Coronado.

Production history

has been approximately

3.5 Mt in

2016 (in only

a 9-month
period), 4.9

Mt in

2017, 4.7

Mt in

2018, 4.5

Mt in

2019, 3.4

Mt in

2020, 4.4

Mt in

2021, 3.9

Mt in
2022,

and 3.6 Mt in 2023.
5.2

Previous Exploration
The Property has

been extensively

explored by subsurface

drilling efforts carried

out by numerous
entities,

many

of

which

were

completed

prior

to

acquisition

by

Coronado.

The

majority

of

the
drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
Drill records

indicate that

independent contract

drilling operators

have

typically been

engaged

to
carry out drilling on the Property.

Geophysical logging on those

properties acquired from

CONSOL
was

often

performed

by

both

CONSOL’s

in-house

logging

services

and

outside

logging

firms.

MM&A,

via

its

Geophysical

Logging

Systems

subsidiary,

has

subsequently

logged

a

significant
number of

the past

exploration holes and

degas wells, and

currently logs most

of the

recently-drilled
holes.
6

Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The

Property

lies in

the Central

Appalachian Coal

basin

in the

Appalachian Plateau

physiographic
province.

The coal deposits in the eastern

US are the oldest and

most extensively developed

coal deposits in
the country.

The coal deposits

on the Property

are Carboniferous in age,

being of the

Pennsylvanian
system.

Overall, these Carboniferous

coals contain two-fifths

of the US’s

bituminous coal deposits
and extend

over 1,448

kilometers from

northern Alabama to

Pennsylvania

and are

part of what

is
known broadly as the Appalachian Basin
.

The Appalachian Basin is more than 402 kilometers wide
and, in some

portions,

contains over

60 coal seams

of varying economic

significance; the Property
is located within the Central Appalachian Basin.
As shown on Figure 1-1

above, the southern edge of the Property

is structurally bounded by

major
faulting

associated

with

the

Boissevain

Thrust

Fault,

located

approximately

4.0

kilometers

from
mine projections

at the south

end of the

mine. (North of

the fault

is the coal-bearing

Appalachian

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
17
Plateau region; south of the fault is the Valley and Ridge imbricate thrust region.) Moreover, a well-
defined,

northwest-southeast

trending

strike-slip

feature,

Keen

Mountain

Fault,

is

located
approximately 1.0 kilometer from

mine projections at the southwestern edge of the mine.

Furthermore, the

southwest-northeast trending axis

of the

Dry Fork

Anticline skirts

mine projections
located

at the

south end

of the

mine.

Otherwise, regional

structure

is typically

characterized

by
gently dipping strata to the northwest

at less than one percent.
Seams of economic significance

typically range between

0.30 meters and 1.83 meters

in thickness,
with relatively

little structural

deformation.

Seams of

the Pocahontas

Formation have

historically
been

mined;

and

the

Pocahontas

No.

3

seam

currently

being

mined

at

Buchanan

Mine

is

the
principal

mineable

seam

within

the

formation.

Coal

from

the

region

has

historically

been

sold
primarily in metallurgical markets.
6.2

Mineralization
The generalized stratigraphic columnar section in Figure 6-1 demonstrates the vertical relationships
of the principal coal seams and rock formations on the Property.

System
Fm.
Lithology
Coal / Sandstone / Shale
Lower Pennsylvanian
Norton Fm.
Jawbone
Tiller
Hensley Shale
Upper Lee Fm.
Upper Seaboard
Upper Lee Sandstone
Greasy Creek
Middle Seaboard
Lower Seaboard
Middle Lee Fm.
Upper Horsepen
Middle Horsepen
Pocahontas No. 11
Pocahontas No. 10
Lower Horsepen
Lower Lee Fm.
Pocahontas No. 9
Pocahontas No. 8
Pocahontas No. 7
Basal Lee Sandstone
Pocahontas Fm.
Pocahontas No. 6
Pocahontas No. 5
Pocahontas No. 4
Pocahontas No. 3
Pocahontas No. 2
Pocahontas No. 1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
18
Figure 6-1:

Buchanan Stratigraphic Column
Note: not to scale
6.3

Deposits
The

coal

produced

at

Buchanan No.

1

is typically

Low

Volatile

(<23%

volatile

matter)

bituminous
coal.

Due

to

the

value

of

the

Pocahontas

No.

3

(
P3
)

as

a

low-volatile

coking

coal,

it

has

been
extensively

mined

in

the

region.

The

P3

seam

consists

of

multiple

benches

that

split

and

merge
across the Property,

including in descending stratigraphic order (refer

to
Figure 6-2
below):

>
P31, uppermost bench(es),

represented in purple; locally

splits into two

benches in the

northeast
areas of the property,

with the uppermost bench referred to as P30.5.

>
P32, represented in orange.
>
P33, represented in blue.

South Area
SS1
Seam Tag
P30.5
0
P31
P30.5/P31
North Area (aka P3)
I
P32
II
P33
III
345
East Area
Note: Not to Scale

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
19
>
345, lowermost bench, represented

in green;

may split locally into

2 benches referred

to as P34
and P35.
The

P3

seam

is

situated

entirely

below

drainage

throughout

the

Property

and

is

accessible

by
existing mine shafts.

Floor and roof strata vary throughout the

mine area with floor

strata including
fireclay,

claystone, shale,

sandy shale, and

sandstone, but primarily

fireclay and

shale.

Roof strata
varies throughout as well but primarily is composed of sandstone, sandy shale, and shale.
As

illustrated

on
Figure

6-2
,

sandstone

paleochannels

are

common

within

the

Pocahontas
Formation,

occurring

above

and

below

the

P3,

as

well

as

within

non-coal

partings

(identified

as
Intervals

0,

I,

II,

and

III

between

the

main

benches)

that

separate

the

seam

into

its

component
benches.

In some areas adjacent to the Property,

the P3 has been entirely eroded and replaced by
multi-storied sandstone channels.
Figure 6-2: Schematic Cross-Section of the Pocahontas No. 3 Seam and Enclosing Strata
The

mineable

benches

within

the

P3

horizon

generally

consist

of

three

principal

mining
configurations

determined

by

variable

seam

splitting

characteristics

present

across

the

Property
(refer to Figure 6-2

above):

1. Full Seam
; typically,

four benches (P31,

P32, P33, and 345)

are included within

the mineable
section.

>
This

configuration

is present

within

the

remaining

North

/

Northwest

resource

areas,

as
well as the northern portion of the South resource area.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
20
>
Due to the seam

splitting and the localized

presence of sandstone

paleochannel scouring,
the Full-seam bench (P3) thickness ranges from 0.00 to 3.44 meters with an average of:
A.
1.45 meters in the North.
B.
1.51 meters in the West.
C.
2.16 meters in the South.
2.
P31, P32, and

P33 Benches
; occurs where

the underlying 345

bench extends

more than two
feet below the P33 bench and is no longer included within the mineable section.

>
This configuration

is present on

the South side of

the Property,

and south of the

two-foot
split line between the P33 and 345 benches.

>
Longwall mining within this geologic configuration is anticipated to commence for the first time in Buchanan Mine’s history during early 2024.
>
Locally,

the P32 and

P33 benches likewise

splits, resulting

in higher than

average

in-seam
reject.
>
The P31, P32,

P33 bench thickness

ranges from 0.25 to 2.78

meters with an average of 1.53
meters.
3.
P32, P33, and

345 Benches
; the overlying

P31 bench extends

more than

two feet

above the
P32 (or

has been

scoured out

by sandstone

paleochannels) and

is no

longer included

within
the mineable section.

>
This configuration is present on the East

side of the Property.

>
Due

to

the

localized

presence

of

sandstone

scouring, the

P32,

P33,

345 bench

thickness
ranges from 0.00 to 2.71 meters with an

average of 1.50 meters.

7

Exploration
7.1

Nature and Extent of Exploration
Extensive exploration in the form of subsurface drill efforts has been carried out on the Property by numerous entities,

much of which

was completed

prior to

the acquisition by

Coronado.

Diamond
core, rotary,

and CBM drilling are the three primary types

of exploration on the Property.

Data for
correlation

and mining

conditions

are

derived

from

core

descriptions

and geophysical

logging (e-
logging).

Coal quality analyses were also employed during the core exploration process.

A total of 15,725 core, rotary, channel samples, mine measurements, and CBM wells that penetrate
the

Pocahontas

No.

3

seam

are

found

within

Coronado’s

property-wide

lithologic

database.
(Locations

of drill holes are shown on the map included in
Appendix B .)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
21
Of the 15,725 data points, approximately

11,720 are located within or immediately adjacent to

the
current

mine

/

resource

areas;

consisting

of

1,945

(17%)

drill

holes;

and

9,775

(83%)

in-mine
measurements.

The concentration of

exploration varies slightly

across the

Property, with the proposed

underground
mining

areas

having

the

highest

concentration

of

drill

holes.

Drilling

on the

Property

is

typically
sufficient

for

delineation

of

potential

underground

mineable

benches.

Core

logging

is

typically
conducted by professional

geologists in cases

where roof and

floor strata

are of particular

interest
and in

cases where

greater

resolution and

geologic detail

are needed.

Unlike

recent

information
provided by experienced geologists, much of the earlier drill hole data consists of simplified driller’s
logs, which

often lack

specific details

regarding geotechnical conditions and

specific geology, making
seam

correlations

and

floor

and

roof

conditions

difficult

to

determine.

Geophysical

logging
techniques,

by

contrast,

document

some

details

useful

for

geologic

interpretation

and

mining
conditions,

but do not provide detailed lithologic information.

Given

the

variability

of

geologic

conditions

and

data-gathering

methods,

definitive

mapping

of
future

mining

conditions

has

limitations,

but

projections

and

assumptions

can

be

made

with

a
reasonable degree

of certainty.

After the

integrity of

the database

was established,

stratigraphic
columnar sections were

generated

using cross-sectional analysis

to establish

or confirm coal

seam
correlations (refer to
Figures

6-1
and

6-2
above).
Due

to

the

extended

history

of

exploration

by

various

parties

on

the

Property,

a

wide

variety

of
survey techniques

exist for

documentation of

data point

locations.

Many of

the older exploration
drill holes appear to have been located by survey and more recently completed drill holes are often located by

high-resolution Global

Positioning System

(
GPS
) units.

However,

some holes appear

to
have

been

approximately

located

using USGS

topography

maps

or

other methods

which

are

less
accurate.

Therefore, discretion

had to be used regarding

the accuracy for the

location and ground
surface

elevation

of

some

of

these

older

drill

holes.

In

instances

where

a

drill

hole

location

(or
associated coal

seam elevations)

appeared to

be inconsistent

with the

overall

structural trend

(or
surface

topography

for

surface-mineable

areas),

the

data

point

was

not

honored

for

geological
modeling.

Others with apparently minor variances were adjusted and then used by MM&A.

Surveying of the underground and surface mined areas has been performed by the mine operators and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the

accuracy

or
completeness of supplied

mine maps but

accepted this information as

being the

work of responsible
engineers and surveyors.
7.2

Non-Drilling Procedures and Parameters
To

supplement

the

core

hole

quality

database,

samples

have

been

collected

from

underground
channel samples, mine stockpiles, and/or truck / train shipments.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
22
7.3

Drilling Procedures
Core

drilling

methods

typically

utilize

NX-size

(5.4

centimeters)

or

similar-sized

core

cylinders

to
recover core

samples, which can be

used to delineate

geologic characteristics,

and for coal

quality
testing

and geotechnical

logging.

For the

core holes,

the geophysical

logs are

especially useful

in
verifying the core recovery

of both the coal samples

(for assurance that

a sample is representative
of the

full seam)

and of

the roof and

floor rock

samples (for evaluating

ground control characteristics
of deep mineable coal seams).

In addition to core holes,

rotary-drilled holes also exist on much

of the Property.

Data for the rotary
drilled holes

are mainly derived

from downhole

geophysical

logs, which are

used to

interpret coal
and rock

thickness and

depth since

logging of the

drill cuttings

is not

reliable.

From time

to time,
geological

staff

at

MM&A

have

been

engaged

by

Coronado

to

interpret

geophysical

logs

within
specific areas of interest, the results of which have been added to the Coronado geologic database.
Moreover,

MM&A field geologists have conducted gas content (desorption) testing of core samples as part of an

ongoing effort to assess levels of coalbed

methane gas (
CBM ) present within the seam.
Additionally, there is an

ongoing active surface

drilling program for

degassing the mined

seam ahead
of mining.

The degas holes

are typically logged geophysically, and the resulting

interpreted data are
incorporated into

the geological model.

Exploratory drilling generally

requires drilling to depths of
over 305 meters to penetrate

the target coal seam at Buchanan.
A wide

variety of

core

logging techniques

exist

for the

Property.

For many

of the

core holes,

the
primary data source

is a

generalized lithology description

by the driller, which

may be supplemented
by

a

more

detailed

core

log

completed

by

a

geologist.

These logs

were

provided

to

MM&A as

a
geological database.

MM&A geologists were not

involved in the production

of original core logs

but
did perform a basic check of information within the provided database.

Where geophysical logs for
such holes are available,

they were used by MM&A

geologists to verify the coal

thickness and core
recovery of seams.

7.4

Hydrology
Buchanan is an

active mine with

no hydrologic concerns or

material issues experienced

in its history.

Future

mining

is projected

to

occur

in areas

exhibiting

similar hydrogeological

conditions

as

past
mining, including

stream undermining,

undermining of

aquifers,

and mining

through hydraulically
fractured (frac’d)

coalbed methane wells.

Based upon the successful history

of the operation

with
regards to

hydrogeological

conditions, MM&A assumes

that the operation

will not be

hindered by
such issues in the future.
7.5

Geotechnical Data
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

modified

by
MM&A to

fit current

property constraints.

Pillar stability

was tested

by MM&A

using the
Analysis
of

Coal

Pillar

Stability

(ACPS)
and
Analysis

of

Longwall

Pillar

Stability

(ALPS)

programs

that

were
developed by the
National Institute for Occupational Safety and

Health (
NIOSH )
.

MM&A reviewed

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
23
the results

from the ACPS

and ALPS analysis

and considered them

in the development

of the LOM
plan.
8

Sample Preparation, Analyses and Security
8.1

Prior to Sending to the Lab
Most

of the

coal

samples have

been obtained

from

the Property

by subsurface

exploration

using
core drilling

techniques.

The protocol

for preparing

and testing

the samples

has varied

over time
and is

not well

documented for the

older holes

drilled on

the Property.

Typical core-drilling sampling
methods for

coal in

the United

States

involves

drilling through

the seam,

removing the

core from
the

barrel,

describing the

lithology,

wrapping

the

sample in

a

sealed

plastic

sleeve

and

placing it
lengthwise into

a covered core

box, and carefully

marking hole ID and depth

intervals on each box
and

lid, allowing

the

core

to

be delivered

to

a

laboratory

in correct

stratigraphic

order,

and with
original

moisture

content.

This

process

has

been

the

norm

for

both

historical

and

ongoing
exploration activities at the Property.
This

work

is

typically

performed

by

the

supervising

driller,

geologist,

or

company

personnel.

Samples

are

most

often

delivered

to

the

company

by

the

driller

after

each

shift

or

acquired

by
company personnel

or representatives.

Most of the

coal core

samples were

obtained by previous
or current

operators

on the

Property.

MM&A did

not participate

in the

collection, sampling,

and
analysis of the core samples.

However,

it is reasonable to assume, given the consistency

of quality
from previous operators, that these samples

were generally collected and processed

under industry
best practices.

This assumption is based on MM&A’s

familiarity with the operating companies

and
the companies used to perform the analyses.
8.2

Lab Procedures
Coal-quality testing

has been

performed over

many years

by operating

companies using

different
laboratories and testing regimens.

Some of the

samples have raw analyses and

washabilities on the
full seam (with coal and rock parting layers co-mingled) and are mainly useful for characterizing the coal quality for projected production from underground

mining.

Other samples have coal and rock
analyzed

separately,

the results

of which

can

be utilized

to

forecast

underground

mining quality.

Care

has

been

taken

to

use

only

those

analyses

that

are

representative

of

the

coal

quality
parameters for the appropriate

mining type for each sample.

Unlike many Appalachian properties,
Buchanan has interest

in a single deep-mineable seam,

the Pocahontas

No. 3 seam; therefore,

the
analyses have been conducted following a consistent

protocol.
Standard procedure upon receipt of core

samples by the testing laboratory is to: 1) log the depth
and thickness of the sample; then 2) perform testing as specified by a representative of the
operating company.

Samples

are

analyzed

in

accordance

with

procedures

defined

under
ASTM

International

(
ASTM )
standards including, but not limited to (not all analytical tests identified in the list below have been

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
24
run on

each sample):

washability (ASTM

D4371); ash (ASTM

D3174); sulfur (ASTM

D4239); Btu/lb.
(ASTM D5865); volatile matter (ASTM D3175); Free Swell Index

(
FSI
) (ASTM D720).

While not confirmed

by MM&A, it

is assumed

that best practices

and ASTM (or

equivalent standards
at the time

of testing) were utilized in

laboratory quality testing. Since

1958 (the earliest coal

quality
information available), the Property has been controlled by various mining companies utilizing their
own

corporate

laboratories

including:
Island

Creek

Coal

Company
(Keen

Mountain,

Virginia),
Pocahontas Fuel Company (Pocahontas, Virginia), and Consol
(Library,

Pennsylvania).

Since

1977

to

the

present,

additional

laboratories
not

affiliated

with

coal

companies

who

have
provided analytical data for the Property include:
>
Dickinson Laboratories, Inc.

(El Paso, Texas)

– no longer in operation.
>
Geochemical

Testing

(Somerset,

Pennsylvania)

–

accredited

by

the
National

Environmental
Laboratory Accreditation Program

(
NELAP ).
>
SGS

North

America

(Sophia,

West

Virginia)

–

a

leading

accredited

body

and

a
Nationally
Recognized Test

Laboratory

(
NRTL ); currently analyzing samples for Coronado.
Additional accredited coal testing laboratories are utilized for other less frequent analyses on an as-
needed basis.
9

Data Verification
9.1

Procedures of Qualified Person
MM&A reviewed the digital geologic

database supplied by Coronado.

The database consists of

data
records, which

include drill hole

information for

holes that

lie within and

adjacent to

the Property
and records

for numerous

supplemental coal

seam thickness measurements.

Upon completion of
the database

verification,

copies of

each entry

were

printed,

and cross

referenced

to the

original
document for

verification.

Once the initial

integrity of the

database was

established, stratigraphic
columnar sections were

generated using

cross-sectional analysis to

establish or confirm

coal-seam
correlations.

Geophysical

logs

were

used

wherever

available

to

assist

in

confirming

the

seam
correlation and to verify proper seam thickness measurements and recovery of coal samples.

After establishing and/or verifying proper seam correlation, seam data-control maps and geological cross-sections were generated

and again used to verify seam correlations and data

integrity.

Once
the database was fully vetted, seam thickness, base-of-seam elevation, roof and floor lithology, and
overburden maps were independently generated

for use in the mine planning process.
9.2

Limitations
As with any exploration program, localized anomalies

cannot always be discovered.

The greater the
density of

the samples

taken,

the less

the risk.

Once an

area is

identified as

being of

interest

for
inclusion

in

the

mine

plan,

additional

samples

are

taken

to

help

reduce

the

risk

in

those

specific

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
25
areas.

In general, provision is made in the mine planning portion of the study to allow for localized anomalies that are typically

classed more as

a nuisance than

a hinderance.

Longwall production has
been de-rated in thinner coal zones.
9.3

Opinion of Qualified Person
Sufficient data have been obtained through various exploration and sampling programs and mining operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons situated

on the Property.

The data are

of sufficient

quantity and reliability

to reasonably
support the coal resource and coal reserve estimates in this TRS.
10

Mineral Processing and Metallurgical Testing
10.1

Testing

Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and

washed
quality),

petrographic

data,

rheological

data

and

chlorine,

ash,

ultimate

and

sulfur

analysis.

The
latter two data types

are not as prevalent and have

been supplemented by samples collected from
mine stockpiles and either truck- or train-shipment samples.
Available

coal-quality data

were

tabulated

by resource

area in

a Microsoft®

EXCEL

workbook and
the details of that work are maintained on file at the offices of Coronado and MM&A.

These tables
also

provide

basic

statistical

analyses

of

the

coal

quality

data

sets,

including

average

value;
maximum

and

minimum

values;

and

the

number

of

samples

available

to

represent

each

quality
parameter

of

the

seam.

Coal

samples

that

were

deemed

by

MM&A

geologists

to

be
unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as

documented

in

the
tabulations.

A

representative

group

of

drill

hole

samples

from

the

Property

were

then

checked
against the original drill laboratory reports to verify accuracy and correctness.
The amount and areal extent of coal sampling

for geological data is generally sufficient to represent
the quality characteristics of

the coal horizons

and allow for

proper market placement of

the subject
coal seams.

For some portions

of the

Property, considerable laboratory data are available from core samples and channel samples

that are representative of the full

extent of the resource area; and

for
others

there

are

more

limited

data

to

represent

the

resource

area.

For

example,

in

the

active
operations with considerable previous mining, there may be limited quality data within some of the
remaining

resource

areas;

however,

in those

cases

the

core

sampling

data

can

be supplemented
with operational data from

mining and shipped

quality samples representative

of the resource area.
10.2

Relationship of Tests

to the Whole
The extensive

sampling and

testing procedures

typically followed

in the

coal

industry result

in an
excellent correlation between samples and marketable products.

Shipped analyses of

the coal from
Buchanan mine were reviewed

to verify that the coal quality

and characteristics were

as expected.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
26
Table 10-1

below compares the similarity of quality from core samples and coal shipments for: Ash,
Sulfur,

BTU, and Volatile Matter.
Table 10-1:

Comparison of Core with Shipped Coal Quality
Ash % Sulfur % Btu Volatile Matter %
Core Samples (1.60 Float) 5.18 0.65 14,967 16.76
Coal Shipments (4thQ 2021- 3rdQ 2023) 5.79 0.71 14,847 17.13

Note: All values are on a dry basis.
Buchanan

has

a

long

history

of

saleable

production

in

the

low-volatile

metallurgical

markets,
confirming

exploration

results.

Degradation

of

coking

coal

characteristics

over

time

is

not
anticipated to be an issue.
10.3

Lab Information
As

noted

previously,

samples

are

analyzed

at

area

Laboratories

that

operate

in

accordance

with
procedures defined under ASTM standards including, but not limited to the following (Note:

not all
analytical tests identified in this list have been run on each sample.):
>
ASTM D 4371

– Test

Method for Determining Washability Characteristics

of Coal
>
ASTM D 3174

– Method for Ash in the Analysis Sample of Coal and Coke
>
ASTM D

4239

– Test

Methods for

Sulphur in

the Analysis

Sample of

Coal and

Coke

Using High-
Temperature

Tube Furnace Combustion Methods
>
ASTM D 5865

– Test

Method for Gross Calorific Value

of Coal and Coke
>
ASTM D 3175

– Test

Method for Volatile Matter

in the Analysis Sample of Coal and Coke
>
ASTM D 3176 – Standard Practice for Ultimate Analysis of Coal and Coke
>
ASTM D 3178
- Test

Method for Carbon and Hydrogen in Coal and Coke
>
ASTM D 3179
- Test

Method for Nitrogen in Coal and Coke
>
ASTM D 720

– Test

Method for Free-Swelling Index (
FSI ) of Coal
>
ASTM

D

5515
-

Test

Method

for

Determination

of

the

Swelling

Properties

of

Bituminous

Coal
Using a Dilatometer (Arnu)
>
ASTM D 2639

– Test

Method for Plastic Properties of Coal (Gieseler)
>
ASTM D 3683
– Trace Elements

in Coal and Coke Ash by the Atomic Absorption Method
>
ASTM D 1857
– Standard Test

Method for Fusibility of Coal and Coke Ash
>
ASTM

D

2798
–

Microscopical

Determination

of

the

Reflectance

of

Vitrinite

in

a

Polished
Specimen of Coal

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
27
Ultimate analysis is a process typically used which gives the composition of coal in terms of carbon, hydrogen,

nitrogen,

oxygen,

ash,

and

sulfur

without

regard

to

origin.

The

sum

of

the

carbon,
hydrogen, nitrogen, sulfur,

and ash are subtracted from 100 percent to

calculate oxygen percent.
Heating value or calorific value is a measure of the heat produced from a unit weight of coal.

In the
United States, it is commonly

expressed in British thermal

units per pound

(
Btu/lb.
).

Other units are
kilocalories

per

kilogram

(
Kcal/kg
)

and

kilojoules

per

gram

(
KJ/g
).

Heating

value

is

generally
determined by burning a weighed coal sample, in oxygen, in a calorimeter.
As noted

previously,

since 1958

(the earliest

coal quality

information

available),

the Property

has
been controlled

by various

mining companies

utilizing their

own corporate

laboratories

including:
Island

Creek

Coal

Company
(Keen

Mountain,

Virginia),
Pocahontas

Fuel

Company
(Pocahontas,
Virginia), and Consol
(Library, Pennsylvania).

Since

1977

to

the

present,

additional

laboratories
not

affiliated

with

coal

companies

who

have
provided analytical data for the Property include:
>
Dickinson Laboratories, Inc.

(El Paso, Texas)

– no longer in operation.
>
Geochemical Testing

(Somerset, Pennsylvania) – accredited

by the
NELAP .
>
SGS North America

(Sophia, West Virginia) – a leading accredited body and a
NRTL ; currently
analyzing samples for Coronado.
Additional accredited coal testing laboratories

are utilized for other less frequent analyses on an
as-needed basis
10.4

Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

11

Mineral Resource Estimates
MM&A independently created a geologic model to define the coal resources at Buchanan.

Coal
resources were estimated

as of December 31, 2023.
11.1

Assumptions, Parameters and Methodology
Geological

data

were

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological

modelling
software

in

the

form

of Microsoft
®

Excel

files

incorporating

drill

hole

collars,

seam

and

thickness
picks, bottom

seam elevations

and raw

and washed

coal quality.

These data

files were

validated
prior to importing into the software.

Once imported, a geologic model was created, reviewed,

and
verified with a key element being a gridded model of coal seam thickness.

Resource

tonnes

were

estimated

by

using

the

seam

thickness

grid

based

on

each

valid

point

of
observation and

by defining

resource confidence

arcs around

the points

of observation.

Points of
observation for

Measured and

Indicated confidence

arcs were

defined for

all valid

drill holes

that

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
28
intersected

the seam

using standards

deemed acceptable

by MM&A

based on

a detailed

geologic
evaluation and a statistical analysis

of all drill holes within the projected reserve areas as described in Section 11.1.1
.

The geological

evaluation incorporated

an analysis

of seam

thickness related

to
depositional environments, adjacent roof and floor lithologies, and structural influences.
After validating coal seam data and establishing correlations, the thickness and elevation for seams of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative

structural
simplicity

of

the

deposits

and

the

reasonable

continuity

of

the

tabular

coal

beds,

the

principal
geological

interpretation

necessary

to

define

the

geometry

of

the

coal

deposits

is

the

proper
modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are

deemed

by
MM&A to be reasonably sufficient within the resource areas.

Therefore, there is a reasonable level
of confidence in the geologic

interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Table 11-1

below provides the geological mapping and

coal tonnage estimation criteria used for the
coal resource

and reserve

evaluation.

These cut-off

parameters

have

been developed

by MM&A
based

on

its

experience

with

the

Coronado

property

and

are

typical

of

mining

operations

in

the
Central

Appalachian

coal

basin.

This

experience

includes

technical

and

economic

evaluations

of
numerous

properties

in the

region

for

the

purposes of

determining

the

economic

viability of

the
subject coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
29
Table

11-1:

General Reserve and Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Criteria

Reserve

Classification
Reserve and Resource
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated,

and Inferred)
Distances between points of observation are standard
USGS (in meters), respectively, for measured and
indicated and inferred.
Effective Date of Resource Estimate December 31, 2023 Coal resources were updated for depletion based on information from Coronado.

Effective date for coal
resources is as of December 31, 2023.
Effective Date of Reserve Estimate December 31, 2023 Coal reserves were updated for depletion based on information from Coronado.

Effective date for coal
reserves is as of December 31, 2023.
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and 2.25
to 2.5 for rock parting, or (2) 1280 kg/m
3

to 1324
kg/m
3

for a "clean" seam
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Minimum Mining Thickness 1.83 meters
Minimum In-Seam Wash Recovery
40 percent

Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above and
95 percent yield on "clean" coal
Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes Applied to Coal
Reserves
0.05 meters 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 61-meter distance from abandoned mines and
sealed or pillared areas.
Adjustments Applied to Coal Reserves 6 percent moisture increase; 5 percent preparation plant inefficiency
Note: The 6-percent moisture adjustment is
conservative;

actual shipped quality from 4thQ of 2021
through 3rdQ of 2023 averaged 8.31 percent (ranging
from 7.95 to 8.62 percent on a quarterly basis).
Note:

Exceptions for

application of

these criteria

to resource

and reserve

estimation are

made as

warranted

and demonstrated

by either

actual
mining experience or detailed data that allows for empirical evaluation of mining conditions.

Final classification of coal reserve is made based

on the
pre-feasibility evaluation.
11.1.1

Geostatistical Analysis for Classification
MM&A completed a

geostatistical analysis on drill

holes within

the reserve boundaries

to determine
the applicability of the common United States classification system for measured and indicated and inferred coal resources.

Historically,

the United States has assumed that coal within 0.4 kilometers of a point of observation represents a measured resource whereas coal between 0.4 kilometer

and
1.2

kilometers

from

a

point

of

observation

is

classified

as

indicated.

Inferred

resources

are
commonly

assumed

to

be

located

between

1.2

kilometers

and

4.8

kilometers

from

a

point

of
observation.

Per

SEC

and

JORC

regulations,

only

measured

and

indicated

resources

may

be
considered for reserve classification, respectively

as proven and probable reserves.
MM&A

performed

a

geostatistical

analysis

of

the

Buchanan data

set

using the

Drill

Hole

Spacing
Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of

applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
30
recommendations

for determining

the distances

between drill

holes for

measured, indicated,

and
inferred resources.
To

perform DHSA the data

set was processed to remove

any erroneous data points,

clustered data
points, as

well as

directional trends.

This was

achieved through

the use

of histograms,

as seen

in
Figure 11-1
, color-coded scatter

plots showing the geospatial positioning of

the borings,
Figure 11-
2 , and trend analysis.
Figure 11-1:

Histogram of the Total

Seam
Thickness for the Pocahontas No. 3 Seam
Present in the Buchanan Mine Complex
Figure 11-2:

Scatter plot of the Total

Seam
Thickness for the Pocahontas No. 3 Seam
Present in the Buchanan Mine Complex
Following the completion of

data processing, a variogram

of the data set was

created,
Figure 11-3
.

The

variogram

plots average

square difference

against

the separation

distance

between

the data
pairs.

The

separation

distance

is broken

up into

separate

bins defined

by a

uniform

lag distance
(e.g., for

a lag

distance of

152 meters

the bins

would be

0 –

152 meters,

153 –

305 meters,

etc.).

Each pair of data points that are less than one lag distance apart are reported in the first bin.

If the
data

pair

is

further

apart

than

one

lag

distance

but

less

than

two

lag

distances

apart,

then

the
variance is reported in the second bin.

The numerical average for differences

reported for each bin
is then plotted on the variogram.

Care was taken to

define the lag distance in such a way

as to not
overestimate any nugget effect

present in the data set.

Lastly, modeled equations, often spherical,
gaussian, or

exponential, are

applied to

the variogram

in order

to represent

the data

set across

a
continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
31
Figure 11-3: Variogram of

the Total

Seam Thickness for the Pocahontas No. 3 Seam

Present in the Buchanan Mine Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as well
as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the

variance

from
applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was

taken

to
ensure any nugget effect present was added back

into the data.

This process was repeated for each
test block size.
The final step of the process is to calculate the global estimation variance.

In this step, the number
of square blocks that would fit inside the selected study area is determined for each block size that
was

investigated

in the

previous

step.

The estimation

variance

is then

divided by

the number

of
blocks that

would fit

inside the

study area

for

each test

block size.

Following this

determination,
the data is then transformed back to represent

the relative error in the 95th-percentile range.
Figure 11-4
shows the

results of

the DHSA

performed on

the Pocahontas

No. 3

seam data

for the
Buchanan Mine.

DHSA provides hole to hole

spacing values; these distances need to

be converted
to radius

from a

central point

in order

to compare

to the

historical

standards.

A summary

of the
radius

data

is shown

in
Table

11-2
.

DHSA

prescribes

that

measured,

indicated,

and inferred

drill

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
32
hole spacing be

determined at

the 10-percent,

20-percent, and

50-percent levels

of relative

error,
respectively.
Figure 11-4: Result of DHSA for the Pocahontas No. 3 Seam Present in the Buchanan Mine
Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.71 1.10 2.76
Spherical: 0.71 1.08 2.67
Exponential: 0.67 1.08 3.08
Comparing

the

results

of

the

DHSA

to

the

historical

standards,

it

is

evident

that

the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with

regards

to
determining

measured

resources.

The

Exponential

model

recommends

using

a

radius

of

0.67
kilometers for measured resources compared to the

historical value of 0.4

kilometers.

With respect
to indicated resources,

the DHSA falls in

line closely with the historical

standards.

The Exponential
and

Spherical

models

recommend

using

a

radius

of

1.08

kilometers,

while

the

Gaussian

model
recommends a

radius of

1.10 kilometers.

These values line

up closely with

the historical

radius of
1.2

kilometers.

These

results

have

led

the

QPs

to

report

the

data

following

the

historical
classification standards, rather

than use the results of the DHSA.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
33
11.2

Qualified Person’s

Estimates
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

Based on the work described and detailed modelling of the areas considering all
the parameters

defined, a

coal resource

estimate,

summarized

in
Table

11-3
, was

prepared

as of
December 31, 2023, for property controlled by Coronado.
Table 11-3:

Coal Resources Summary as of December 31, 2023

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
158.9 9.2 0.0 168.1
16 0.8 18
Exclusive of Reserves
30.7 4.3 0.0 34.9
Total 12/31/2023
189.6 13.4 0.0 203.0

Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 34.9

Mt of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2023.
11.3

Resources Exclusive of Reserves
The Property contains multiple resource blocks which

were not deemed to

exhibit reserve potential
at the time of the

study.

These resources, formally identified as resources exclusive of reserves, are located in the Pocahontas

No. 3 coal seam.

Reasons which may preclude elevation

of resources to
reserves include, but are not limited to:
1.

Insufficient density of drilling and/or coal quality data available at the time of this evaluation.
2.

Unfavorable

economics at

the PFS

level, yet

economics could

become attractive

in the

future
under different market

conditions.

3.

Exclusion

from LOM

planning by

mining operator

due to

remaining resource

blocks which

are
relatively

small,

isolated

blocks

and

not

currently

attractive

from

an

operational

perspective.

Multiple resource blocks in the active Buchanan Mine have not been considered as reserve due to relatively small size and isolation.
11.3.1

Initial Economic Assessment
MM&A completed an initial economic assessment to

determine the potential economic viability of
resources exclusive of reserves.

Unlike the economic analysis presented in
Section 19

developed to
test

reserves,

the initial

economic

assessment

below is

presented

on a

real basis

in 2023

dollars.

MM&A

applied

relevant

technical

factors

to

estimate

potential

saleable

tonnes

without

the
resource blocks, should

the resources be

extracted via deep,

continuous mining methods

(given that
their irregular and isolated nature may

preclude longwall mining).

MM&A

developed

cash

cost

profiles

for

the

resource

blocks,

including

direct

cash

costs

(labor,
supplies,

roof

control,

maintenance

and

repair,

power,

and

other);

washing,

trucking,

materials
handling, general

and administrative,

and environmental

costs;

and indirect

cash

costs

(royalties,
production

taxes,

property tax,

insurance).

Costs were

developed based

off

relevant

cost

drivers
(per-meter,

per-raw-tonne,

per-clean-tonne).

Additionally,

MM&A

estimated

capital

costs

to
extract

resources.

Capital

costs

associated

with

mine

development

were

amortized

across

the
resource’s

potential saleable tonnages.

Additional non-cash items (depreciation of equipment and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
34
depletion) and cash

costs were compared to

an assumed sale

price of

$143 per

tonne (FOB loadout),
representing the long-term average

price forecast for Buchanan supplied by Coronado.

The results
of the analysis are shown

below and demonstrate potential profitability on a fully

loaded cost basis.

Detailed summaries are shown in Appendix D
.

Table

11-4:

Results of Initial Economic Assessment
Seam Direct Cash
Transportation,
Washing, Enviro,
G&A Indirect Non-Cash Total Cost
Fully Loaded
P&L
P3

$61.76

$16.84

$9.39

$19.29

$107.28

$36.03

Figure 11-5:

Results of Initial Economic Assessment
11.4

Qualified Person’s

Opinion
While there is

some level of stratigraphically

controlled seam-thickness

variability,

the Pocahontas
No.

3

coal

seam

at

Buchanan

demonstrates

reasonable

thickness

consistency

according

to

the
classification system of measured

(0 – 0.4 kilometer),
indicated

(0.4 to 1.2

kilometers), and
inferred
(1.2

to

4.8

kilometers).

MM&A

geologists

and

engineers

modeled

the

deposit

and

delineated
mineable

regions

to

reflect

the

nature

of

each

seam

and

the

practicality

of

mining

constraints.

Based on MM&A’s

geostatistical analysis, it would be possible to

extend the measured arcs slightly
beyond historically accepted practices due to consistent

geological settings.

These results have led
the

QPs

to

report

the

data

following

the

historical

classification

standards,

rather

than

use

the
results of the DHSA.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
35
Based on the data

review,

the attendant work

done to verify the data

integrity and the creation

of
an

independent

geologic model,

the

QPs

believe

this

is a

fair

and

accurate

representation

of the
Buchanan coal resources.

Moreover,

the QPs opine that

additional exploration, mine

planning and
financial

analysis

could

result

in

conversion

of

additional

resources

to

reserves

in

the

future;
however,

there is no guarantee

that such will be the case

until such time as that additional

work is
completed.
12

Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal Reserves are classified as proven

or
probable

considering “modifying factors” including mining,
metallurgical, economic, marketing, legal,

environmental, social, and governmental

factors.

>
Proven Coal Reserves

are the economically mineable part

of a measured coal resource, adjusted
for

diluting

materials

and

allowances

for

losses

when

the

material

is

mined.

It

is

based

on
appropriate

assessment

and

studies

in

consideration

of

and

adjusted

for

reasonably

assumed
modifying factors.

These assessments demonstrate that extraction could be reasonably justified at the time of reporting.

>
Probable Coal Reserves

are the economically mineable part

of an indicated coal resource, and in
some

circumstances

a measured

coal

resource,

adjusted

for

diluting

materials

and allowances
for

losses

when

the

material

is

mined.

It

is

based

on

appropriate

assessment

and

studies

in
consideration

of

and

adjusted

for

reasonably

assumed

modifying

factors.

These

assessments
demonstrate that extraction

could be reasonably justified at the time of reporting.

Upon completion of delineation

and calculation of coal

resources, MM&A generated a LOM plan

for
Buchanan.

The footprint

of the

reserve area

is shown

on the

map in
Appendix B
.

The Mine

plan
was

generated

based

on

the

forecast

mine

plan

and

permit

plan

provided

by

Coronado

with
modifications by

MM&A where

necessary due

to current

property control

limits, modifications

to
geologic mapping, or other factors determined during the evaluation.
Carlson

Mining

software

was

used

to

generate

the

LOM

plan

for

Buchanan.

The

mine

plan

was
sequenced based on productivity schedules provided by

Coronado.

MM&A judged the productivity
estimates and plans to be reasonable based on experience and current industry practice.
At the Buchanan No. 1

Mine, a minimum mining

height of 1.83 meters was used

due to the longwall
mining

method

being

employed.

For

coal

seams

thinner

than

the

assigned

mining

height,

the
difference

between

the

coal

seam

height

and

assigned

mining

height

consists

of

out-of-seam
dilution ( OSD
).

Mine recovery

generally varies

between 40

and 60

percent for

continuous mining
panels,

and 100

percent

for

longwall.

Plant

recovery

is a

function

of in-seam

recovery,

OSD and
plant efficiency factor, which is set at 95 percent.

Typical entry width is 5.49 meters to 6.10 meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into

Microsoft
®
EXCEL spreadsheets

and summarized

on an

annual basis

for processing

into the

economic model.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
36
Average seam densities were

estimated to determine raw

coal tonnes produced

from the LOM

plan.

Average mine recovery

and wash recovery factors were

applied to determine coal reserve tonnes.

Coal reserve

tonnes in

this evaluation

are reported

at a

6.0-percent moisture

basis and

represent
the saleable product from the Property.
Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data

assumes

a
weighted

average

domestic

and

international

FOB-mine

price

of

approximately

$172

per

metric
tonne for calendar

year 2024.

The weighted average price

decreases to approximately $138

to $145
per metric

tonne through

year 2028

and averages

approximately

$173 per

metric tonne

over the
LOM.
The coal resource

mapping and estimation

process described in

this report was

used as a basis

for
the coal reserve

estimate.

Proven and

probable coal

reserves were

derived from

the defined coal
resource

considering

relevant

processing,

economic

(including

technical

estimates

of

capital,
revenue, and cost), marketing, legal, environmental, socioeconomic, and regulatory factors and are presented on a moist, recoverable

basis.
As is

customary in

the US,

the categories

for proven

and probable

coal reserves

are based

on the
distances

from

valid

points

of

measurement

as

determined

by

the

QPs

for

the

area

under
consideration.

For this

evaluation, measured

resource, which

may convert

to a

proven reserve,

is
based on a 0.4-kilometer radius from a valid point of observation.
Points

of observation

include exploration

drill holes,

degas holes,

and mine

measurements which
have been fully vetted

and processed into a

geologic model.

The geologic model is based on seam
depositional modeling, the

interrelationship of overlying and

underlying strata on seam mineability,
seam thickness trends,

the impact of seam

structure (i.e., faulting),

intra-seam characteristics,

etc.

Once

the

geologic

model

was

completed,

a

statistical

analysis,

described

in
Section

11.1.1

was
conducted

and

a

0.4-kilometer

radius

from

a

valid

point

of

observation

was

selected

to

define
Measured Resources.

Likewise,

the distance

between 0.4

and 1.2 of

a kilometer

radius was

selected to

define Indicated
Resources.

Indicated Resources may convert

to Probable Reserves.

There

are

no

Inferred

Resources

(greater

than

a

1.2-kilometer

radius

from

a

valid

point

of
observation) at Buchanan.
12.2

Qualified Person’s

Estimates
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tonnes presented in Table 11-3
, and not in addition to coal resources.

Coal reserves are presented
on a

ROM basis

in
Table

12-1
.

Proven

and probable

coal reserves

were derived

from the

defined
coal

resource

considering

relevant

mining,

processing,

infrastructure,

economic

(including
estimates

of

capital,

revenue,

and

cost),

marketing,

legal,

environmental,

socioeconomic

and
regulatory factors.

The coal reserves,

as shown in
Table

12-2
, are based

on a technical

evaluation

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
37
of the geology and a preliminary feasibility study of the coal deposits.

The extent to which the coal
reserves

may

be

affected

by

any

known

environmental,

permitting,

legal,

title,

socioeconomic,
marketing, political, or other relevant

issues has been reviewed rigorously.

Similarly,

the extent to
which

the

estimates

of

coal

reserves

may

be

materially

affected

by

mining,

metallurgical,
infrastructure and other relevant

factors has also been considered.

Table 12-1:

Coal ROM (Moist) Summary as of December 31, 2023

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 145.9 8.5 154.4 0.0 154.4 20.2 125.8 8.4 43 0.7 12
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023

Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine Complex 87.1 5.0 92.1 0.0 92.1 13.6 73.8 4.8 6 0.7 20
Note: Marketable

reserve tonnes

are reported

on a

moist basis,

including a

combination of

surface and

inherent moisture.

The
combination of surface and inherent moisture is

modeled 6-percent.

Actual product moisture is dependent upon

multiple geological
factors, operational

factors, and

product contract
specifications and can

exceed 8-percent.

As such, the

modeled moisture values

provide a
level of conservatism for reserve reporting.
As shown below,

coal shipments during 2023 (primarily from the northern portion of the Property)
exhibit a year-to-date

average quality comparable

to quality projected

from core samples (refer

to
Table 12-2

above).

>
Moisture content: 8.5%
>
Ash content: 5.9% (db)
>
Sulfur content: 0.7% (db)
>
VM content: 17% (db)
The

results

of

this

TRS

define

an

estimated

92.1

Mt

of

proven

and

probable

marketable

coal
reserves.

Of that

total, 95

percent are

proven, and

5 percent

are probable.

There are

13.6 Mt

of
owned coal reserves and 73.8 Mt

of leased coal and 4.8

Mt of subleased reserves.

All the Buchanan
reserves are considered suitable for the metallurgical

coal market, and all are assigned.
12.3

Qualified Person’s

Opinion
The

estimate

of coal

reserves was

determined

in accordance

with the

JORC

Code along

with SEC
Regulation S-K 1300.
The

LOM

mining

plan

for

Buchanan

was

prepared

to

the

level

of

preliminary

feasibility.

Mine
projections

were

prepared

with

a

timing

schedule

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the

coal
reserve

area.

Coal reserve

estimates

could be

materially

affected

by the

risk factors

described in
Section 22.2
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
38
Based on the preliminary feasibility study and the attendant economic review,

the QPs believe this
is a fair and accurate calculation of the Buchanan coal reserves.
13

Mining Methods
13.1

Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar
stability

was

tested

by

MM&A

using

the
Analysis

of

Coal

Pillar

Stability

(ACPS)

and
Analysis

of
Longwall

Pillar

Stability
( ALPS
)

programs

that

were

developed

by

the
National

Institute

for
Occupational

Safety

and

Health

(
NIOSH )
.

MM&A

reviewed

the

results

from

the

ACPS

and

ALPS
analysis and considered them in the development of the LOM plan.
Hydrology has not been an issue

of concern at Buchanan.

Based on numerous site visits

to both the
surface and

underground portions

of the

Property by

the QPs,

it has

been determined

that this

is
not

a

significant

concern.

Mining

of

future

reserves

is

projected

to

occur

in

areas

which

exhibit
similar hydrogeological characteristics

as those formerly mined areas.
13.2

Production Rates
The

Buchanan

mine

has

historically

included

six

continuous

mining

sections

and

one

longwall
section.

This

report

includes

the

expansion

program

that

is expected

to

increase

the

number of
continuous

miner sections

to eight

by calendar

year

2029 and

add a

second longwall

mining unit
during

the first

quarter

of

2025.

Operations

at

Buchanan

by

Coronado

and

its predecessor

have
been

ongoing

for

many

years.

The

mine

plan

and

productivity

expectations

reflect

historical
performance and efforts have

been made to adjust the plan to reflect

future conditions.

MM&A is
confident that the mine plan is reasonably representative to provide an accurate estimation of coal
reserves.

Mine development and operation have not been optimized

within the TRS.
Longwall production

is scheduled

for

approximately

295 to

312 days

each year,

which represents
production on Monday

through Saturday with

allowances for holidays

and longwall

moves.

On each
day,

the

continuous

mining

sections

and

longwall

produce

coal

on

three

shifts.

The

sections

are
configured

as

regular

sections

with

one

continuous

miner

available

for

production

on

each
section.

Productivity is

planned at

the rate

of 18.8

meters

to 20.7

meters

of advance

per shift

of
operation for

the continuous

miner sections, and

4.42 meters

to 7.32

meters per

shift of longwall
retreat.

A second longwall is scheduled to begin production in the first quarter of 2025.
Carlson Mining software was used

by MM&A to generate mine plans

for the underground mineable
coal seam.

Coronado recently revised the Buchanan

mine plan with an independent headgate and
tailgate

for

longwall

panels

in

the

South,

West,

Northeast

and

Northern-most

districts.

Such

a
change was made to allow

for an effective panel width of 982

feet, as opposed to an effective width
of 688 feet

used previously.

The active area

in the North

is still based on an

effective panel width
of

approximately

688

feet.

MM&A

incorporated

this

mine

plan

revision

into

the

layout

and
subsequent reserve estimates contained herein.

Mine plans were sequenced

based on productivity

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
39
schedules provided by Coronado, which were based on historically achieved productivity levels.

All
production

forecasting

ties

assumed

production

rates

to

geological

models

as

constructed

by
MM&A’s

team of geologists and mining engineers.
As shown in
Table

13-1
, the areas planned for underground

production continue until

2042.

Clean
coal production varies directly with coal thickness.
Table 13-1:

Summary of Production by Year (Tonnes

x 1,000)
Mine Name 2024 2025 2026 2027 2028 2029 2030 2031
Buchanan 3,738 4,186 4,249 4,980 5,210 5,728 5,545 5,781

Mine Name 2032 2033 2034 2035 2036 2037 2038 2039
Buchanan 5,882 5,935 5,268 5,590 5,378 4,984 5,236 5,589

Mine Name 2040 2041 2042 2043 2044 2045 2046 2047
Buchanan 4,183 3,390 1,285 0 0 0 0 0
13.3

Mining Related Requirements
Although the continuous miner

sections are significantly more

expensive to operate

on a cost-per-
tonne basis,

they are

necessary to open

up areas

of the mine

for the

longwall.

At the

time of this
study, Buchanan had 6 operating continuous miner stations that were used to develop main entries
and gate

roads in

preparation

for the

longwall.

As the mine

develops, this

number will

be able to
be reduced.
An additional

requirement at

Buchanan is the

drilling of degas

holes prior to

mining.

This process
was initially developed

as a

safety measure to extract

methane from the

coal seam

prior to

exposure
to the workforce.

As such, it has been very effective.
More

recently,

the

methane

extracted

has

been

able

to

be

processed

and

sold.

However,
degasifying of the coal seam will continue as a safety measure regardless.
13.4

Required Equipment and Personnel
The Buchanan

Mine is

currently Coronado’s only longwall

operation.

The longwall

shearing machine
is used for extraction

of coal at the production face.

A chain conveyor is used

to remove coal from
the

longwall

face

for

discharge

onto

the

conveyor

belt

which

then

ultimately

delivers

it

to

an
underground storage

bunker.

Development for the longwall

is conducted by the extraction

of coal
from

the

production

faces

using

continuous

miners

and

haulage

using

shuttle

cars

to

a

feeder-
breaker located at the tail

of the section conveyor belt.

The feeder-breaker crushes large pieces of
coal and rock

and regulates

coal feed

onto the mine

conveyor.

Roof-bolting machines are

used to
support the

roof on

the developm

ent

sections of

the

longwall mines.

Roof-bolting

machines are
used to

install

roof bolts,

and battery

scoops are

available

to clean

the mine

entries and

assist in
delivery of mine supplies to

work areas.

Other supplemental equipment such as

personnel carriers,
supply vehicles, etc., are also used daily.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
40
Mine

conveyors

typically

range

in

width

up to

1.83

meters.

Multiple

belt

flights

are

arranged

in
series to

deliver raw

coal to

the underground

storage.

Along the

main and

sub-main entries

and
panels, a

travel

way is

provided for

personnel and

materials by

rubber-tired equipment

or on rail.

The Buchanan No. 1 Mine

utilizes a skip hoist in order to transport ROM coal from the underground
storage

bunker

to

the

surface

where

the

coal

may

be

sampled,

crushed

and

washed

in

the
preparation plant and stockpiled to

await shipment.

Surface

ventilation

fans

are

installed

as

needed

to

provide

a

sufficient

volume

of

air

to

ventilate
production sections, coal

haulage and transport

entries, battery charging stations, and

transformers
in accordance with approved plans.

High-voltage cables deliver power throughout the mine where
transformers reduce voltage for specific equipment

requirements.

The Mine

Improvement and New
Emergency Response Act of 2006

(
MINER Act ) requires that carbon monoxide detection systems be installed

along

mine

conveyor

belts

and

that

electronic

two-way

tracking

and

communications
systems

be

installed

throughout

underground

mines.

Water

is

required

to

control

dust

at
production sections and along conveyor

belts, and to cool electric motors.

Water is available

from
nearby sources and is distributed within

the mine by pipelines

as required.

A total of 636 salary

and
hourly employees are assigned to the mine in 2024, and a total of 717 salary and hourly employees are

assigned

to

the

mine

beginning

in

2029

when

2

longwall

sections

and

8

continuous

miner
sections

are

projected

to

be

in

operation.

The

aforementioned

staffing

levels

only

represent
employees

assigned

to

the

Buchanan

Mine.

Labor

associated

with

coal

processing,

water
treatment, as well as general & administrative activities are modeled on a cost-per-ton basis for the
economic analysis in Section 19
.

14

Processing and Recovery Methods
14.1

Description or Flowsheet
Coronado currently

operates a

coal preparation

plant at

Buchanan.

The Buchanan Plant

operates
at

a feed

rate

of approximately

1,270 raw

tonnes per

hour (
tph
).

Coarse

material

is washed

in a
heavy medium vessel, the intermediate-size material is washed in heavy medium cyclones and fine material is

washed using

froth flotation.

These processes

are supported

by the

requisite screens,
centrifuges, vacuum filters, sumps, pumps, and distribution systems.

Processes and equipment are
typical of those

used in

the coal industry

and are in

use in

nearly all plants

in the

Central Appalachian
Basin.

14.2

Requirements for Energy,

Water,

Material and Personnel
Personnel have historically been sourced from

the surrounding communities

in Buchanan, Tazewell,
McDowell, and Pike Counties, and have proven to be adequate in numbers to operate the mine.

As
mining

is

common

in

the

surrounding

areas,

the

workforce

is

generally

familiar

with

mining
practices, and many are experienced miners.
The

Buchanan No.

1 Mine

Complex

has

sources

of water,

power,

personnel,

and

supplies readily
available for use.

Water is sourced locally from a nearby abandoned underground mine.

Electricity

Overland Conveyor
to Rail Loadout
Clean Coal Silo
Preparation Plant
Raw Coal Silo
Production Shaft/Hoist
Original Personnel
Access Shaft
Original Bath House/Office
Overland Conveyor
to Refuse Area
N
0
122
Meters

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
41
is sourced from

AEP.

The service

industry in

the areas surrounding

the mine

complex has historically
provided supplies, equipment repairs and fabrication, etc.
15

Infrastructure
The Coronado-owned

Buchanan Preparation

Plant services the

mine via a

skip hoist

and conveyor
belt

system

which

transports

extracted

coal

from

an

underground

bunker

to

the

surface

facility.

The NS rail line serves as the main means of transport from the mine.
As an active operation, the necessary support

infrastructure for Buchanan is in place.

In addition to
the

plant

and

loadout,

there

are

also

portal

facilities,

including

personnel

access

to

the

mine,
ventilation fans and a coal hoisting skip shaft.

A map of the existing facilities in
Figure 15-1 .
Figure 15-1:

Buchanan Surface Facilities
16

Market Studies
16.1

Market Description
The quality

characteristics for

the subject

coal resources

and coal

reserves have

been reviewed

in
detail

by MM&A.

The drill

hole data

were

utilized to

develop

average

coal quality

characteristics

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
42
for

the mining

site.

These average

coal

quality characteristics

were

then utilized

as the

basis for
determining the various markets into which the saleable coal will likely be placed.

The projected quality specifications for the Buchanan products are as shown in Table 16-1 .
Table 16-1:

Quality Specifications by Product

Buchanan

HCC PCI
Moisture (%) 7.50 7.50
Ash (%) 5.50 6.00
Sulfur (%) 0.75 0.85
Volatile Matter (%) 18.00 18.00
Btu/lb. N/A 14,926
Fluidity (ddpm) 130 N/A
MMR (%) 1.69 N/A
CSR 40 N/A
FSI 8.5 N/A
Note:

All Specs are dry basis except Moisture and Thermal
All the mine production

serves the metallurgical

markets.

Metallurgical coal

is marketed

as a low-
volatile (typically less than 23 percent volatile matter

content) product.
16.2

Price Forecasts
Coronado provided

MM&A with

price forecasts

for the

Buchanan operation

in terms

of real

2024
(January) real dollars.
1

MM&A applied a 2% annual inflation rate

to the Coronado price forecast

in
order

to

estimate

revenues

in

nominal

dollars.

Customer

coal

pricing

is

derived

from

market
observed forward estimates based on global

economic supply and

demand analysis which is

applied
to

mine

plan

sales

volumes

and

product

mix

and

is

supplemented

with

Coronado’s

in-house
knowledge

of

applicable

rail

transportation

charges,

ocean

freight

charges

and

port

charges.

Concurrent

with

the

active

operation,

Buchanan’s

production

is

assumed

to

enter

domestic

and
international

low volatile

coking coal

markets.

Pricing provided

by Coronado

assumes applicable
quality adjustments.

Pricing was provided through calendar year 2042.

Coal price forecasts for the Buchanan products were

provided by Coronado for various coal
markets in terms of US nominal dollars per metric tonne.

16.3

Contract Requirements
Some contracts are

necessary for successful marketing

of the coal.

For Buchanan, since all mining,
preparation and marketing is done in-house, the remaining

contracts required are:
>
Transportation

–

The

Mine

contracts

with

NS

to

transport

the

coal

to

either

the

domestic
customers or to the Pier 6 export terminal for

overseas shipment.
1

The Coronado pricing forecast

was provided to MM&A in real 2024 (January) dollars

based on Coronado’s

internal
budget sales pricing for the first

5 years of the forecast.

Beyond the first 5 years,

Coronado’s forecast

is based on
sales price information from AME Group

adjusted for transportation

costs to an FOB Mine basis.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
43
>
Handling

–

Contracts

for

loading

vessels

for

export

sales

are

necessary.

These

are

typically
handled by annual negotiations based on projected shipments.
>
Sales
– Sales

contracts

are a

mix of

spot and

contract

sales.

With the

volatility

of the

market,
long-term contracts are not typically written.
17

Environmental Studies, Permitting

and Plans,
Negotiations or Agreements with Local Individuals

17.1

Results of Studies
MM&A completed

a Limited Phase

I Environmental

Site Assessment (
ESA
) on the

Property in April
2016 on behalf

of Coronado.

Coronado reports not having

conducted such a study

since the MM&A
study.

The

ESA

completed

by

MM&A

included

a

site

inspection,

review

of

historical

records,

a
database

search

of

state

and

federal

regulatory

records

and

interviews

to

identify

potential
recognized

environmental

conditions

(
RECs
) that

may

create

environmental

liability

for

the

sites.

MM&A concluded that no long-term liabilities existed at the time of the ESA.
Based on the former ESA completed by MM&A, it is the

QPs’ opinion that Buchanan generally has a
record

consistent

with

industry

standards

regarding

compliance

with

applicable

mining,

water
quality,

and

environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality
monitoring during site reclamation, are included in the financial models.
17.2

Requirements and Plans for Waste

Disposal
Based on

a study

commissioned by

Coronado in

June 2020,

the current

Buchanan refuse

disposal
site adjacent

to the

preparation

plant has

a capacity

of 29

million cubic

meters

(
CM
) as

currently
designed;

with

an

additional

lift

(No.

11),

the

capacity

is 37

million

CM.

Projected

requirements
within

the

MM&A

financial

model

are

28.0

million

CM.

Permitting

for

such

an

expansion

is
anticipated to be achievable.
17.3

Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to

operate
mines, coal preparation and related facilities,

haul roads, and other incidental surface disturbances
necessary for

mining to

occur.

Permits

generally

require

that

the

permittee

post

a

performance
bond in

an amount

established by the

regulatory program to provide

assurance that any

disturbance
or liability

created during

mining operations

is properly

restored

to an

approved post-mining

land
use and

that all

regulations and

requirements

of the

permits are

fully satisfied

before

the bond

is
returned

to

the

permittee.

Significant

penalties

exist

for

any

permittee

who

fails

to

meet

the
obligations

of

the

permits

including

cessation

of

mining

operations,

which

can

lead

to

potential

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
44
forfeiture

of the

bond.

Any company,

and its

directors,

owners and

officers, which

are subject

to
bond forfeiture can be denied future permits under the program.
2
New permits

or permit

revisions will occasionally

be necessary

to facilitate the

expansion or

addition
of new

mining areas

on the

properties, such

as amendments

to existing

permits and

new permits
for mining

of reserve

areas.

Exploration permits

are also

required.

Property under

lease includes
provisions

for

exploration

among

the

terms

of

the

lease.

New

or

modified

mining

permits

are
subject

to

a

public

advertisement

process

and

comment

period,

and

the

public

is

provided

an
opportunity

to

raise

objections

to

any

proposed

mining

operation.

MM&A

is

not

aware

of

any
specific

prohibition

of

mining

on

the

subject

property

and

given

sufficient

time

and

planning,
Coronado should

be able

to secure

new permits

to maintain

its planned mining

operations within
the context of current regulations.

Necessary permits are in

place to support current production on
the Property,

but future permits

are required

to maintain

and expand production.

Portions of the
Property

are

located

near

local

communities.

Regulations

prohibit

mining

activities

within

91.44
meters

of a

residential dwelling,

school, church,

or similar

structure unless

written consent

is first
obtained

from

the

owner

of

the

structure.

Where

required,

such

consents

have

been

obtained
where mining is proposed beyond the regulatory limits.
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mines

and

processing,
loadout,

or

related

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado

permitting
issues that

are expected

to prevent

the issuance

of future

permits.

Buchanan, along

with all

coal
producers,

is subject

to a

level of

uncertainty regarding

future clean

water

permits due

to
United
States

Environmental

Protection

Agency
( EPA ) and
United

States

Fish

and

Wildlife

(
USFW )
involvement with state

programs.
The active Mining permit currently held by Buchanan is shown in Table 17-1.
Table 17-1:

Buchanan Mining Permit
Type Permit ID Permit Name $ Bond
Current
Status
Issued Date
Expiration
Date
1
Hectares NPDES No.
Coal Underground 1402152
Buchanan No. 1
Mine
$2,478,000 Active 03/08/1983 03/08/2023 334.00 VA0082152
1.

Permit renewal is currently under agency review. The existing permit will continue after the current expiration date until the renewal is
approved.

17.4

Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of federal or state regulations.
17.5

Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of

structures,
backfilling, regrading, and revegetation of disturbed areas.

Sediment control is required during the
establishment of vegetation, and

bond release generally requires

a minimum

five-year period of

site
2

Monitored under the Applicant Violator

System (AVS) by

the Federal Office of Surface Mining

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
45
maintenance, water sampling, and

sediment control following

mine completion.

This requirement
is

reduced

to

two

years

for

certain

operations

involving

re-mining.

Reclamation

of underground
mines includes

closure and

sealing of

mine openings

such as

portals and

shafts in

addition to

the
items listed above.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in the financial

model.

As with all

mining companies, an accretion

calculation is performed
annually

so the

necessary Asset

Retirement

Obligations

(
ARO
) can

be shown

as

a Liability

on the
balance sheet.
17.6

Qualified Person’s

Opinion
The Buchanan Mine is an operating facility; all necessary permits for current production have been
obtained.

The QPs know

of no reason

that any

permits revisions

that may be

required cannot

be
obtained.

Estimated expenditures for site

closure and reclamation are included in the financial model for this site.
18

Capital and Operating Costs
18.1

Capital Cost Estimate
The production sequence selected for

a property must consider the proximity

of each reserve area
to

coal

preparation

plants,

river

docks

and

railroad

loading

points,

along

with

suitability

of
production equipment to coal seam conditions.

The in-place infrastructure was evaluated, and any
future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the
Capital Forecast.
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Buchanan.

MM&A’s

capital

schedules assume

that

major

equipment

rebuilds

occur over

the

course

of each
machine’s

remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on
MM&A’s

experience and

knowledge of

mining equipment

and industry

standards

with respect

to
the useful life of such equipment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
46
A summary of the estimated capital for the Property is provided in
Figure 18-2

below.

Figure 18-1:

CAPEX
18.2

Operating Cost Estimate
Coronado provided historical and a preliminary five-year

projection of operating costs for MM&A’s
review.

MM&A used the historical and/or budget cost information

as a reference and developed a
personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were

based

upon

information
contained in Coronado’s financial summaries.

Fringe-benefit costs were developed

for vacation and
holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’

compensation

and
pneumoconiosis,

casualty

and

life

insurance,

healthcare,

and

bonuses.

A

cost

factor

for

mine
supplies was developed that

relates expenditures to

mine advance rates

for roof-control

costs and
other

mine-supply

costs

experienced

at

underground

mines.

Other

factors

were

developed

for
maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Other

cost

factors

were

developed

for

coal

preparation

plant

processing,

refuse

handling,

coal
loading, property

taxes,

and insurance

and bonding.

Appropriate

royalty

rates

were

assigned for
production

from leased

coal lands,

and sales

taxes

were

calculated

for

state

severance

taxes,

the
federal black lung excise tax,

and federal and state reclamation

fees.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
47
Mandated Sales Related Costs such as Black Lung Excise are

summarized in

Table 18-1.
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax - Underground Per Tonne $1.21
Federal Reclamation Fees – Underground Per Tonne $0.13
Virginia Reclamation Tax – Underground Per Tonne $0.05
Virginia Severance Tax 2%
Royalties – Underground Percentage of Revenue 4.2%
Notes:

1.

Federal black lung excise tax is paid only on coal sold domestically.

MM&A assumed 18% of total coal sales to be domestic in the
economic analysis discussed below.

A summary of the projected Operating Costs is in Table 18-2 .
Table 18-2:

Buchanan Mine Operating Costs

YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Remaining

Total 2024 2025 2026 2027 2028 2029 2030 2031 LOM Average
ROM Production Tonnes 162.0 7.5 8.6 9.2 10.9 10.9 9.4 8.8 9.2 6.2
Yield 56.88% 49.81% 48.47% 45.96% 45.83% 47.77% 61.00% 63.22% 62.62% 60.30%
Saleable Production Tonnes 92.1 3.7 4.2 4.2 5.0 5.2 5.7 5.5 5.8 3.8

Thermal Tonnes 9.2 0.4 0.4 0.4 0.5 0.5 0.6 0.6 0.6 0.4
Domestic & Non-Asia Export Met Tonnes 31.5 1.3 1.4 1.5 1.7 1.8 2.0 1.9 2.0 1.3
Export Met Tonnes 51.4 2.1 2.3 2.4 2.8 2.9 3.2 3.1 3.2 2.1

Total Saleable Tonnes
92.1 3.7 4.2 4.2 5.0 5.2 5.7 5.5 5.8 3.8

Cash Costs per Tonne:
Mining Costs $68.92 $74.56 $73.04 $72.54 $64.35 $62.90 $60.61 $65.10 $64.31 $70.75
Processing and Transport $9.92 $27.52 $15.54 $10.68 $9.75 $9.46 $7.60 $7.50 $7.70 $8.98
Sales Related Costs $11.09 $10.77 $9.72 $8.27 $8.98 $9.37 $10.42 $10.62 $10.82 $11.99
G&A $2.71 $3.96 $2.74 $2.75 $2.40 $2.35 $2.39 $2.44 $2.49 $2.77

Total Cash Costs
$92.65 $116.81 $101.04 $94.24 $85.47 $84.07 $81.02 $85.65 $85.33 $94.49
19

Economic Analysis
19.1

Assumptions, Parameters and Methods
A pre-feasibility LOM plan was prepared by MM&A for the Buchanan operations.

MM&A prepared
mine projections

and production

timing forecasts

based on

coal seam

characteristics.

Production
timing

was

carried

out

from

2024

to

depletion

(exhaustion)

of

the

coal

reserve

areas,

which

is
projected for the year 2042.

All costs and prices are based on

year-end 2023 nominal United States
dollars.
The Mine

plan, productivity

expectations and cost

estimates generally reflect

historical performance
by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

future

conditions.

MM&A is confident

that the mine

plan and

financial model

are reasonably representative to provide
an accurate estimation of coal reserves.
Capital

schedules were

developed by

MM&A for

mine development,

infrastructure,

and on-going
capital

requirements

for

the

life

of the

mine.

Staffing

levels

were

prepared,

and operating

costs
estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own
knowledge and experience to estimate direct and indirect operating costs.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
48
The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of

the coal reserve

area.

The results of

this financial model

are not intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations,

but

are

intended

to

prove

the

economic

viability

of the

estimated

coal

reserves.

All
costs and prices are based on year-end 2023 nominal United

States dollars assuming a 2% inflation
rate.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose
of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are

calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs include labor, drilling and

blasting, operating supplies,

maintenance and repairs,

facilities costs
for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,

sampling

and

analysis
services,

reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally

agreed

upon

fees

related

to

direct

extraction

of

the

mineral.

The

indirect

costs

are

the
federal black lung tax, federal and

state reclamation taxes, property taxes, local transportation prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes
and state severance taxes.

Coronado’s historical costs provided a useful reference for MM&A’s cost estimates.
Sales revenue is based on

the metallurgical coal price information provided to MM&A

by Coronado.
Projected

debt

service

is

excluded

from

the

P&L

and

cash

flow

model

in

order

to

determine
Enterprise Value.
The financial model expresses coal sales prices, operating costs, and capital expenditures in current day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation

costs

are
included based

on engineering

estimates for

each mine

by year.

The Coronado

division’s

existing
allocations of administrative costs are

continued in the future projections.
Coronado will pay royalties for the various current and projected operations.

The royalty rates vary
by mining

method and

location.

The royalty

rates

for

Buchanan are

estimated

to be

4.2% of

the
sales revenue.
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado

level,
incorporating statutory

depletion calculations, as well

as state income

taxes, and a

federal tax rate
of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax

purposes,

the

losses

are
carried over to offset future taxable

income.

The terms “cash flows” and “project cash flows” used
in this report refer to after tax

cash flows.
Consolidated cash flows are driven

by annual sales

tonnage, which at steady-state level ranges from
a peak of 5.9 million

tonnes in 2033 to

a low of 1.2 million tonnes

in 2042.

Projected consolidated
revenue ranges from $585.2 million to $1.099 billion at a steady state.

Revenue totals $15.9 billion
for the project’s life.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
49
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $494.3 million in

2039 and totals $6.1 billion over

the project’s
life.

Capital expenditures total $576.6 million through 2028 and $1.4 billion over the project’s life.

Coal price

forecasts

for

coal products

were prepared

by Coronado

for

its active

operations.

Such
prices

were

used

for

the

revenue

input

into

the

financial

model.

Sales

variable

costs

such

as
production royalties and severance

taxes were based upon the revenue

input.
19.2

Results
The

pre-feasibility

financial

model,

prepared

by

MM&A

for

this

TRS,

was

developed

to

test

the
economic viability of

each coal resource

area.

The results of

this financial model

are not intended
to represent

a bankable feasibility

study,

as may be

required for

financing of any

current or future
mining operations contemplated but are intended

to prove the economic viability of the estimated
coal reserves.

Optimization of the LOM plan was outside the scope of the engagement.
Figure 19-1

shows the annual variance of cash costs per ton.

Table 19-1

shows LOM tonnage, P&L,
and EBITDA for Buchanan.
Figure 19-1:

Cash Costs per Tonne

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
50
As shown above, the Buchanan Mine’s average

cash cost ranges between approximately

$81 and
$117 per tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 92,135 $5,590,394 $60.68 $7,386,829 $80.17
As

shown

in
Table

19-1,

the

Buchanan

Mine

shows

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated

operations

show positive

LOM

P&L

and

EBITDA

of

$5.6

billion

and

$7.4
billion,

respectively.

A summary of

the key

financial performance metrics

projected through

2031
is provided below in Table 19-2 .
Table 19-2:

Summary of Buchanan Key Financial Performance Metrics (2024-2031)

YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Remaining

Total 2024 2025 2026 2027 2028 2029 2030 2031 LOM Average
ROM Production Tonnes

162.0

7.5

8.6

9.2

10.9

10.9

9.4

8.8

9.2

6.2

Yield 56.88% 49.81% 48.47% 45.96% 45.83% 47.77% 61.00% 63.22% 62.62% 60.30%
Saleable Production Tonnes

92.1

3.7

4.2

4.2

5.0

5.2

5.7

5.5

5.8

3.8

Thermal Tonnes

9.2

0.4

0.4

0.4

0.5

0.5

0.6

0.6

0.6

0.4

Domestic & Non-Asia Export Met Tonnes

31.5

1.3

1.4

1.5

1.7

1.8

2.0

1.9

2.0

1.3

Export Met Tonnes

51.4

2.1

2.3

2.4

2.8

2.9

3.2

3.1

3.2

2.1

Total Saleable Tonnes

92.1

3.7

4.2

4.2

5.0

5.2

5.7

5.5

5.8

3.8

Cash Costs per Tonne:
Mining Costs

$68.92

$74.56

$73.04

$72.54

$64.35

$62.90

$60.61

$65.10

$64.31

$70.75

Processing and Transport

$9.92

$27.52

$15.54

$10.68

$9.75

$9.46

$7.60

$7.50

$7.70

$8.98

Sales Related Costs

$11.09

$10.77

$9.72

$8.27

$8.98

$9.37

$10.42

$10.62

$10.82

$11.99

G&A

$2.71

$3.96

$2.74

$2.75

$2.40

$2.35

$2.39

$2.44

$2.49

$2.77

Total Cash Costs

$92.65

$116.81

$101.04

$94.24

$85.47

$84.07

$81.02

$85.65

$85.33

$94.49

EBITDA per Tonne

$80.17

$55.41

$39.15

$43.47

$55.72

$60.60

$80.31

$78.90

$82.51

$92.25

Expansion CapEx ($M)

$-

$-

$-

$-

$-

$-

$-

$-

$-

$-

Maintenance CapEx ($M)

$1,361.0

$135.4

$149.9

$113.9

$94.1

$83.2

$70.2

$49.2

$72.8

$42.3

Total CapEx

$1,361.0

$135.4

$149.9

$113.9

$94.1

$83.2

$70.2

$49.2

$72.8

$42.3

After Tax

Cash Flows

were

developed in

order to

calculate

the NPV

for

this Property.

The NPV

is
estimated

to be

$1.804 billion

at a

discount rate

of 10.0%.

A summary

of the

Buchanan after-tax
cash flow is shown in Table 19-3 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
51
Table

19-3:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2024 2025 2026 2027 2028
Production & Sales tonnes 92,136 3,738 4,186 4,249 4,980 5,210
Total Revenue $15,924,429 $643,698 $586,802 $585,176 $703,140 $753,693
EBITDA $7,386,829 $207,113 $163,862 $184,715 $277,497 $315,709
Net Income $4,381,299 $113,324 $64,939 $71,959 $135,601 $156,242
Net Cash Provided by Operating Activities $6,095,981 $136,440 $157,841 $166,973 $228,295 $268,684
Purchases of Property,

Plant, and Equipment
$(1,360,951) $(135,370) $(149,944) $(113,912) $(94,118) $(83,209)
Net Cash Flow $4,735,031 $1,070 $7,897 $53,061 $134,177 $185,475

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2029 2030 2031 2032 2033 2034
Production & Sales tonnes 5,728 5,545 5,782 5,882 5,936 5,268
Total Revenue $924,020 $912,413 $970,382 $1,007,050 $1,036,474 $938,266
EBITDA $459,985 $437,470 $477,050 $500,805 $518,098 $430,129
Net Income $263,089 $241,288 $280,342 $310,395 $330,940 $268,398
Net Cash Provided by Operating Activities $360,606 $373,729 $392,820 $411,198 $422,794 $372,147
Purchases of Property,

Plant, and Equipment
$(70,177) $(49,244) $(72,844) $(58,404) $(48,601) $(65,801)
Net Cash Flow $290,429 $324,486 $319,977 $352,794 $374,193 $306,346

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2035 2036 2037 2038 2039 2040
Production & Sales tonnes 5,590 5,378 4,984 5,236 5,589 4,183
Total Revenue $1,015,529 $996,590 $942,014 $1,009,435 $1,099,026 $839,126
EBITDA $493,255 $471,648 $463,185 $557,984 $630,017 $392,781
Net Income $319,755 $303,536 $295,288 $366,694 $422,733 $244,806
Net Cash Provided by Operating Activities $393,113 $391,050 $382,466 $436,349 $494,321 $365,966
Purchases of Property,

Plant, and Equipment
$(54,932) $(67,914) $(63,646) $(75,866) $(42,226) $(35,019)
Net Cash Flow $338,181 $323,135 $318,820 $360,483 $452,095 $330,947

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2041 2042 2043 2044 2045 2046
Production & Sales tonnes 3,390 1,285 - - - -
Total Revenue $693,501 $268,094 $- $- $- $-
EBITDA $336,112 $69,413 $- $- $- $-
Net Income $203,036 $(341) $(6,037) $(2,443) $(1,255) $(649)
Net Cash Provided by Operating Activities $290,379 $132,563 $(48,316) $(16,427) $(8,378) $(4,273)
Purchases of Property,

Plant, and Equipment
$(49,148) $(30,577) $- $- $- $-
Net Cash Flow $241,231 $101,986 $(48,316) $(16,427) $(8,378) $(4,273)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2047 2048 2049 2050 2051 2052
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(341) $(0) $(0) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,358) $- $- $- $- $-
Purchases of Property,

Plant, and Equipment
$- $- $- $- $- $-
Net Cash Flow $(4,358) $- $- $- $- $-

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
52
19.3

Sensitivity
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased

in increments of 5% within a +/- 15% range.
Figure 19-2:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
20

Adjacent Properties
20.1

Information Used
No proprietary information associated with neighboring properties was used as part of this study.
21

Other Relevant Data

and Information
MM&A performed

a previous

audit of

all the

properties

in year

2017 for

Coronado

based on

SEC
Industry

Guide 7

standards.

In addition,

MM&A completed

a Limited

Phase I

Environmental

Site
Assessment

(
ESA
)

on

the

Property

in

2016

on

behalf

of

Coronado.

MM&A

has

subsequently
conducted Joint Ore Reserve Committee ( JORC ) compliant resource and reserve assessments of the
Buchanan assets as of: (1) December 31, 2017, (2) December 31, 2020, (3)

December 31, 2021, and
(4) December 31, 2022.

By assignment, the JORC assessment included

a preliminary feasibility level
study of the subject coal

reserves, encompassing detailed

mine planning and cost analysis

through
depletion

of Buchanan’s

JORC-compliant

coal

reserves.

MM&A utilized

these former

preliminary

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
53
feasibility

studies

as the

basis of

an updated

study

which meets

those standards

set forth

by the
JORC Code and SEC in Regulation S-K 1300.
22

Interpretation and

Conclusions
22.1

Conclusion
Sufficient data have been obtained through various exploration and sampling programs and mining operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons situated

on the Property.

The data are

of sufficient

quantity and reliability

to reasonably
support the coal resource and coal reserve estimates in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to conclude

that the

92.1 Mt

of marketable

underground coal

reserves identified

on the

Property
are

economically

mineable under

reasonable

expectations

of market

prices for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
22.2

Risk Factors
Risks have

been identified

for

operational,

technical and

administrative

subjects addressed

in the
Pre-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all the

risk
factors identified and quantified in

the risk assessment process.

The risk matrix and

risk assessment
process are modelled

according to the Australian

and New Zealand Standard

on Risk Management
(AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of

key

aspects

of

the

Coronado

projects

that

can

be

impacted

by

events

whose
consequences can affect

the success of the venture.

The significance of an impacted

aspect of the
operation

is

directly

related

to

both

the

probability

of

occurrence

and

the

severity

of

the
consequences.

The initial risk for

a risk factor

is herein defined

as the risk level

after the potential
impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management

utilizing

control
measures readily available.

Residual risk for a risk factor is herein defined as the risk level following
application

of

special

mitigation

measures

if

management

determines

that

the

initial

risk

level

is
unacceptable.

Initial risk and residual risk can be quantified numerically,

derived by the product of
values assigned to probability and consequence ranging from very low risk to very high risk.

The probability and consequence

parameters are subjective numerical estimates made

by practiced
mine engineers and

managers.

Both are

assigned values

from 1 to

5 for which

the value

1 represents
the

lowest

probability

and least

consequence,

and the

value

5 represents

the highest

probability

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
54
and greatest

consequence.

The products, which define

the Risk Level,

are classified from

very low
to very high.

Risk Level Table

(R = P x C)
Risk Level I (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated

during this

assignment total

12.

No residual

risks are

rated
Very High.

One (1) residual risk is rated High.

Seven (7) of the risk aspects could be associated with
Moderate residual risk.

Four (4) of the risk aspects were attributed Low or Very

Low residual risks.

22.2.1

Governing Assumptions
The listing of the aspects is

not presumed to be exhaustive.

Instead that listing is

presented based
on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The

Control

Measures

shown

in

the

matrices

presented

in this

chapter

are

not

exhaustive.

They

represent

a

condensed

collection

of

activities

that

the

author

of

the

risk

assessment
section has observed to be effective in coal mining scenarios.

3.

Mitigation

Measures

listed

for

each

risk

factor

of

the

operation

are

not

exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.

The monetary values used in

ranking the consequences are generally

-accepted quantities for
the coal mining industry.
22.2.2

Limitations
The risk assessment proposed in

this report is subject to

the limitations of the information currently
collected, tested, and interpreted

at the time of the writing of this report.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
55
22.2.3

Methodology
The

numerical

quantities

(i.e.,

risk

levels)

attributable

to

either

“initial”

or

“residual”

risks

are
derived

by the

product

of values

assigned to

probability

and consequence

ranging

from

very low
risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P) and

Consequence (C) parameters recited in the

formula are subjective numerical
estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are

assigned

integer
values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest

probability

and

least
consequence,

and the

value 5

represents

the highest

probability

and greatest

consequence.

The
products (R = P x C) which define the Risk Level, are

thereafter classified from very low to very high.
Risk Level Table
Risk Ievel (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high

initial

risks

are

considered

to

be

unacceptable

and

require

corrective

action

well

in
advance of project

development.

In short,

measures must be

applied to reduce

very high initial

risks
to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been

applied or

are available for action

when required, the

residual
risk can be determined.

The residual risk provides

a basis for the

management team to determine
if the residual risk

level is acceptable or tolerable.

If the risk level

is determined to be unacceptable,
further actions should be considered to reduce the residual risk to acceptable or tolerable levels to
provide justification for continuation

of the proposed operation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
56
22.2.4

Development of the Risk Matrix
Risks have

been identified for

the technical,

operational, and

administrative

subjects addressed

in
the TRS.

The risk matrix and risk assessment process

are modelled according to the Australian

and
New Zealand Standard on Risk Management (AS/NZS 4360).

22.2.4.1

Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely
High chance of occurring in most circumsta

nces.
60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to

avoid.
>90%
The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with a likelihood

of occurrence

of less

than ten

percent.

Increasing values

are assigned

to each

higher
probability

of occurrence,

culminating

with the

value

of 5

assigned to

incidents considered

to

be
almost certain to occur.
22.2.4.2

Consequence Level Table
Table 22-2

lists the consequence levels.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
57
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the
Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem
function.
Persistent nuisance impact on
travel.

Transient adverse
media coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem
function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action
procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem
function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license. Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
58
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the
Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
59
The

lowest

rated

consequence

is

assigned

the

value

of

1

and

is

described

as

an

Insignificant
Consequence,

parameters

of

which

include

non-reportable

safety

incidents

with

zero

days

lost
accidents, no environmental damage,

loss of production or systems for less than

12 hours and cost
of

less

than

USD

$0.5

million.

Increasing

values

are

assigned

to

each

higher

consequence,
culminating with the value of

5 assigned to critical consequences, the

parameters of which include
multiple-fatality

accidents,

major

environmental

damage,

and

loss

of

production

or

systems

for
longer than one month and cost of greater than USD $50.0 million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined as the

product of probability of occurrence and consequence, ranges in value
from

1 (lowest

possible risk)

to

25 (maximum

risk level).

The

values

are color-coded

to facilitate
identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk

reduction
measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The Buchanan Mine Complex is located in Buchanan and

Tazewell

Counties, Virginia and operates a
longwall section with supporting continuous mining

sections.

Operations are projected to continue
in the present mode until reserves are depleted in 2042.
22.2.7

Summary of Residual Risk Ratings
Each

risk factor

is numbered,

and

a

risk level

for

each

is determined

by

multiplying

the

assigned
probability by

the assigned

consequence.

The risk

levels are

plotted

on a

risk matrix

to provide

a
composite

view

of

the

Coronado

risk

profile.

The

average

risk

level

is

7.1,

which

is

defined

as
Moderate.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
60
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8,9

Major $10-50MM

2

6

Moderate $2-10 MM 11 1,4 3

Minor $0.5-$2 MM

12 5 7

Low <$0.5 MM

10

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A

high-level

approach

is

utilized

to

characterize

risk

factors

that

are

generally

similar

across

a
number of

the active

and proposed

mining operations.

Risk factors

that

are

unique to

a specific
operation or are particularly noteworthy are

addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where geological

conditions render

extraction

of the

resource to

be uneconomic,

or
that coal quality characteristics disqualify the product for sale into target markets.
Offsetting

the

geological

and

coal

resource

risks

are

the

massive

size

of

the

controlled

property
which allows large

areas to be

mined in

the preferred mine areas

sufficiently away from areas

where
coal

quality

and

mineability

may

be

less

favorable.

This

flexibility,

combined

with

the

extensive
work done to define the reserve, reduces the

risk at Buchanan below that of

other mine properties.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk Level
P C R P C R
Recoverable coal
tonnes recognized to
be significantly less
than previously
estimated.
Reserve base is adequate to
serve market commitments
and respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and cost
of production unit
relocations.
Previous and ongoing
exploration and extensive
regional mining history
provide a high level of
confidence of coal seam
correlation, continuity of
the coal seams, and coal
resource tonnes.
3 4
12
Optimize mine plan to
increase resource
recovery; develop
mine plan to provide
readily available
alternate mining
locations to sustain
expected production
level.
2 3
6
Coal quality locally
proves to be lower
than initially projected.
If uncontrolled, production
and sale of coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage to
reputation.
Exploration and vast
experience and history in
local coal seams provide
confidence in coal quality;
limited excursions can be
managed with careful
product segregation and
blending.
2 5
10
Develop mine plan to
provide readily
available alternate
mining locations to
sustain expected
production level;
modify coal sales
agreements to reflect
coal quality.
2 4
8

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
61
22.2.8.2

Environmental
MM&A completed

a Limited Phase

I Environmental

Site Assessment

(
ESA
) on the

Property in April
2016 on behalf

of Coronado.

MM&A concluded that

no long-term liabilities

existed at

the time of
this ESA.
Water

quality and

other permit

requirements

are subject

to modification

and such

changes could
have a

material impact on

the capability of

the operator

to meet modified

standards or

to receive
new permits and modifications

to existing permits.

Permit protests

may result in delays

or denials
to permit applications.
Environmental standards and permit requirements have evolved significantly over the past 50 years
and

to

date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt

successfully

to
evolving environmental requirements.
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Environmental
performance standards
are modified in the
future.
Delays in receiving new
permits and modifications to
existing permits; cost of
testing and treatment of water
and soils
Work with regulatory
agencies to understand and
influence final standards;
implement testing, treatment
and other actions to comply
with new standards.
3 4 12 Modify mining and
reclamation plans to improve
compliance with new
standards while reducing
cost of compliance.
3 3 9
New permits and permit
modifications are
increasingly delayed or
denied.
Interruption of production and
delayed implementation of
replacement production from
new mining areas.
Comply quickly with testing,
treatment and other actions
required; continue excellent
compliance performance
within existing permits.
2 4 8 Establish and maintain close
and constructive working
relationships with regulatory
agencies, local communities
and community action
groups.

Prepare and submit
permits well in advance of
needs.

2 3 6
22.2.8.3

Regulatory Requirements
Federal

and

state

health

and

safety

regulatory

agencies

occasionally

amend

mine

laws

and
regulations.

The impact is

industry-wide.

Mining operators and regulatory agencies have been

able
to adapt successfully to evolving health and safety requirements.
Table

22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Federal and state mine
safety and health
regulatory agencies
amend mine laws and
regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and production
procedures; modification of
mining plans.
Participate in hearings and
workshops when possible to
facilitate understanding and
implementation; work
cooperatively with agencies
and employees to facilitate
implementation of new laws
and regulations.
4 3 12 Familiarity and
experience with new
laws and regulations
results in reduced
impact to operations
and productivity and
improved supplies
and equipment
options.
4 2 8

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
62
22.2.8.4

Market and Transportation
Most of the current and future production is expected to be directed to domestic and international metallurgical markets.

Historically the metallurgical markets

have been cyclical and highly volatile.

Table

22-8:

Market and Transportation

(Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Volatile coal prices
drop precipitously.
Loss of revenue adversely
affects profitability; reduced
cash flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost
operations closed,
and employees
temporarily
furloughed.
4 4 16
Occasional delay or interruption of rail,

river and terminals service may be expected.

The operator
can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by

fulfilling

shipment
obligations promptly and maintaining close working relationships.
Table

22-9:

Market and Transportation

(Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is
not available.
Fulfillment of coal sales
agreements delayed; limited
coal storage at mines may
increase cost of rehandling;
production may be
temporarily idled.
Provide adequate storage
capacity at mines;
coordinate continuously
with railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility
along with
personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5

Mining Plan
Occupational health and

safety risks are inherent

in mining

operations.

Comprehensive training and
retraining

programs,

internal

safety

audits

and

examinations,

regular

mine

inspections,

safety
meetings, along

with support

of trained

fire brigades

and mine-rescue

teams are

among activities
that

greatly

reduce

accident

risks.

Employee

health-monitoring

programs

coupled with

dust

and
noise monitoring and abatement reduce health risks to miners.

As underground mines are developed and

extended, observation of geological, hydrogeological and
geotechnical

conditions

leads

to

modification

of mine

plans

and

procedures

to

enable

safe

work
within the mine environments.
Highlighted

below

are

selected

examples

of

safety

and

external

factors

relevant

to

Coronado
operations.
22.2.8.5.1

Methane Management
Coalbed methane is

present in coal

operations below

drainage.

Often the methane

concentration
in shallow coal seams is at such low levels that it can be readily managed with frequent testing

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
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monitoring,

vigilance,

and

routine

mine

ventilation.

Very

high

methane

concentrations

may

be
present at greater depths, as

experienced in the

Pocahontas No. 3 seam

at Buchanan Mine

Complex
in Virginia.

High methane

concentrations

may require

degasification

of the

coal seam

via surface
and/or underground

methods to

assure safe

mining.

The Buchanan

Mine has

operated

safely for
many years in one of the most intense methane environments

in the United States through careful
management of coal seam degasification, gob degasification

and mine-ventilation procedures.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation, monitoring
and examination
requirements.
Low to moderate levels
can be managed with
frequent examinations,
testing and monitoring
within the mine ventilation
system.

Excellent rock
dust maintenance
minimizes explosion
propagation risk should an
ignition occur.
1 5 5 Very high-level
methane
concentrations may
require coal seam
degasification and
gob degasification if
longwall or pillar
extraction methods
are employed.
1 5 5
22.2.8.5.2

Mine Fires
Mine

fires,

once

common

at

mine operations,

are

rare

today.

Most

active

coal

miners

have

not
encountered a mine

fire.

Vastly improved mine power and

equipment electrical systems, along

with
safe

mine

practices,

reduce

mine

fire

risks.

Crew

training

and

fire

brigade

support

and

training
improve response for containment and

control if a

fire occurs.

Spontaneous combustion within coal
mines, which is the source of most fires that occur today,

is not expected to occur at Buchanan.

Table 22-11:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Mine fire at underground
or surface mine
operation.
Injury or loss of life;
potential loss of mine
temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure; good
housekeeping; frequent
examination of conveyor
belt entries; prompt
removal of accumulations
of combustible materials.
1 5 5 If spontaneous
combustion conditions
are present, enhanced
monitoring and
examination
procedures will be
implemented; mine
design will incorporate
features to facilitate
isolation, containment
and extinguishment of
spontaneous
combustion locations.
1 5 5
22.2.8.5.3

Availability of Supplies and Equipment
The industry

has periodically

experienced

difficulty receiving

timely delivery

of mine

supplies and
equipment.

Availability

issues

often

accompanied

boom

periods

for

coal

demand.

Any

future
delivery

of

supplies

and

equipment

delays

are

expected

to

be

temporary

with

limited

impact

on
production.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
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Table 22-12:

Availability of Supplies and Equipment (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of availability
for supplies and
equipment.
Temporary interruption of
production.
Force majeure provision
in coal sales agreements
to limit liability for delayed
or lost sales.
3 2 6 Work closely with
customers to
assure delayed
coal delivery rather
than cancelled
sales; monitor
external conditions
and increase
inventory of critical
supplies;
accelerate delivery
of equipment when
possible.
3 1 3
22.2.8.5.4

Labor
Work stoppage due

to labor

protests are considered

unlikely and are

accompanied by

limited impact
should

it occur.

Excellent

employee

relations

and

communications

limit the

exposure

to

outside
protesters.

Loss of supervisors and skilled employees to retirement is inevitable; the impact can be lessened with succession planning and training and mentorship of new employees.
Table

22-13:

Labor – Work Stoppage (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer
and employee relations;
reputation loss.
Maintain excellent
employee relations and
communications; maintain
frequent customer
communications.
1 3 3 Develop plan for
employee
communications
and legal support to
minimize impact of
secondary boycott
activities.
1 3 3
Table 22-14:

Labor – Retirement (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and skilled
employees.
Loss of leadership and critical
skills to sustain high levels of
safety, maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection
of candidates and
implementation of
in-house or third-
party training for
electricians and
mechanics; develop
employee
mentoring program.
3 2 6
23

Recommendations
Coronado is

continuing to

work both

internally and

with outside

assistance to

further define

their
resource base and to optimize the LOM plan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Buchanan Mine Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
Virginia, USA
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24

References
Publicly available information from various

state and federal agencies

was used where relevant.
25

Reliance on Information Provided by the Registrant
A summary of

the information provided by Coronado relied upon

by MM&A for the purposes

of this
TRS is provided in Table 25-1 .
Table 25-1:

Information from Registrant

Relied Upon by MM&A

Category
Information Provided by Coronado Report Section
Marketing
Long-term price forecast used

in financial projections
16.2

Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

Appendix
A
MM&A QUALIFICATIONS

Mineral Resource and Reserve Reporting

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Reports (*TRs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRs is to document the economic viability of the mineral reserves as well as the preliminary economic outlook of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) Industry Guide 7 or S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A' technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries. MM&A professionals are experienced with coal and other deposits used in industrial minerals applications.

Geological Services

> Exploration Program Development and Implementation
> Field Mapping
> Field Exploration Supervision
> Geological Assessment
> Detailed Core Logging
> Core or Mineral Sampling
> Geophysical Logging
> Supervise Analytical Testing
> Database Compilation
> Computer-Aided Geologic Modeling
> Resource/Reserve Computation
> Hazard Mapping
> Lineament Mapping
> Geotechnical Analysis
> Mine Roof and Floor Condition Assessment
> Pillar Stability Analysis
> Subsidence Studies
> Horizontal Stress Mapping

Mining Engineering Services

> Determine Optimum Mining Methods
> Equipment Selection
> Productivity Estimates
> Labor Requirements and Scheduling
> Life-of-Mine Plans for Proposed and Existing Mines
> Mine and Facilities Layout and Planning
> Market and Transportation Studies
> Environmental Review and Reclamation Liability Estimates
> Capital Requirements
> Ventilation, Permitting and Drainage Control

Economic Analysis

> Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
> Capital Budget Assessments
> Discounted Cash Flow Analysis
> Risk Assessment

For More Information Contact:
582 Industrial Park Road, Bluefield, VA 24605 • Telephone +1 276 322 5467 • www.mma1.com

2020

Appendix
B
MAP

A
VP-4
North
N
W
West
B
VP-2
East
C
South
N

MARSHALL MILLER & ASSOCIATES®

M62206 Bluefield, VA 1/24
Buch1–P3 mh

- Data Point Location
- Previous Underground Mining

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 1.75
Scale In Miles

Map 1

Buchanan 1 Mine
Pocahontas No. 3 Seam

Coronado Global Resources Inc.

Buchanan County, Virginia

Coordinate System: Virginia South State Plane NAD 27

Appendix
C

GLOSSARY OF TERMS

Appendix C
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Glossary of Abbreviations and Definitions
Abbreviation Definition
ACPS Analysis of Coal Pillar Stability
ASTM ASTM International
AVS Applicant Violator System
Btu/lb. British Thermal Unit per pound
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CBM Coalbed Methane
CFR Code of Federal Regulations
Coronado Coronado Global Resources Inc.
CSR
Coke strength after

reaction
CSX
CSX Corporation, a rail-based freight transportation

company
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
EBITDA
Earnings before Interest,

Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational
factors, and detailed financial analysis that

are necessary to demonstrate, at
the time of reporting, that extraction is economically viable.

According to the
proposed definition, the results of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy,

and yielding results with a
higher level of confidence, than a pre-feasibility study.”

HCC Hard coking coal
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated resources are those lying between 0.4-kilometer

and 1.2-kilometer
radius from such an observation point and reported herein as in-situ mineral resources.
Inferred Resources
Inferred resources lie more than a

1.2-kilometer radius from a valid point of
measurement but less than 4.8 kilometers from one and reported herein as
in-situ mineral resources.
JORC Code
Australasian Code for Reporting of Exploration

Results, Mineral Resources and
Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LOM Life-of-mine
M&R Maintenance and repair

Appendix C
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Abbreviation Definition
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid
point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at
Preliminary Feasibility or Feasibility level as appropriate that include
Modifying Factors.

Such studies demonstrate that, at the time of reporting,
extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on
the Earth’s crust

in such form, grade or quality that there are reasonable
prospects for eventual economic extraction.

The location, quantity,

grade,
continuity and other geological characteristics and continuity of a Mineral
Resource are known, estimated or interpreted

from specific geological
evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.
These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing,

legal, environmental compliance, plans,
negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
Mt Million metric tonnes
NELAP
National Environmental Laboratory

Accreditation Program
NIOSH
National Institute for Occupational Safety

and Health
NRTL
Nationally Recognized Test

Laboratory
NS
Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
P&L
Profit and loss before tax

PCI Pulverized coal injection
P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a
qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing

and
an effective plan to sell the product. The study’s

financial analysis must have
the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. In addition, as noted in the proposed

Appendix C
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Abbreviation Definition
definition of a pre-feasibility study,

while a pre-feasibility study is less
comprehensive and results in a lower confidence level than a feasibility study,
a pre-

feasibility study is more comprehensive and results

in a higher
confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in Buchanan and Tazewell

Counties, Virginia.

QP Qualified Person
Qualified Person
“…a person who is a mineral industry professional with at

least five years of
relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires

a
qualified person to be an eligible member or licensee in good standing of a recognized professional

organization at the
time the technical report is prepared.”
RECs
Recognized Environmental

Conditions
Resource Database
The Resource Database is established by the collection, validation,

recording,
storing and processing of data and forms the foundation

necessary for the
estimation of Mineral Resource and Mineral

Reserve.

A quality assurance and quality control program is essential and must be
established to govern the collection of all data.

In reporting, a Mineral
Resource must meet the minimum requirement of “reasonable

prospects for
economic extraction”.

This will require the concurrent collection and storage
of preliminary economic, mining, metallurgical, environmental,

legal and
social data and other information for use in the estimation

of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data.

It is recommended that data be stored
digitally,

using a documented, standard format and a reliable storage

medium
that allows for easy and complete

retrieval of the data.
ROM Run-of-mine
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law
that regulates the environmental

effects of coal mining in the United States.
tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral

Assets

Appendix
D
INITIAL ECONOMIC ASSESSMENT FOR RESOURCES EXCLUSIVE

OF RESERVES

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment
Buchanan Resources Exclusive of Reserves (per Metric Tonne)

Appendix D

	Pocahontas No. 3 Buchanan Blocks N, NE, NW
In-Place Resource Tonnes (not adjusted for Q4 2023 Depletion)	34,926,623
Potentially Recoverable Tonnes*	11,793,405
Mining Method	Deep - CM
Assumed Sales Realization at Plant**	$ 143
Iniital Capex Estimate to Access Resources***	$ -
Direct Mining Costs:	
Labor****	$ 30.87
Supplies, Excluding Roof Control	$ 4.86
Roof Control	$ 5.55
M&R	$ 10.24
Power	$ 8.19
Other	$ 2.05
Total Direct Cash Costs	$ 61.76
Transporation, Washing, Environmental & G&A Costs:	
Coal Prep*****	$ 10.24
Materials Handling	$ 2.05
Raw Coal Trucking*****	$ -
Clean Coal Trucking	$ 1.38
Enviro******	$ 1.10
G&A	$ 2.07
Total Transporation, Washing, Environmental & G&A Costs:	**$ 16.84**
Indirect Cash Costs	
Royalty	$ 5.23
Black Lung Excise Tax	$ 0.61
SMCRA	$ 0.13
State Severance	$ 2.87
Property Tax & Insurance	$ 0.55
Total Indirect Cash Costs	**$ 9.39**
Non Cash Costs	
Amoritiztion of Development Capital	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 18.18
Depletion	$ 1.10
Total Non Cash	$ 19.29
Total Cash Cost	**$ 87.99**
EBITDA	**$ 55.31**
Fully Loaded Cost	**$ 107.28**
Fully Loaded P&L	**$ 36.03**
Passes Resource Iniital Economic Assessment?	**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated long range sales price provided by Coronado.

***No initial capital required. Resources are accessible from existing Buchanan Mine.

****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.

*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Buchanan Initial Economic Assessment Resources Exclusive of Reserves (M62206).xlsx

Page 1 of 1

Appendix
E
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling techniques
>
Nature and quality of sampling (e.g. cut channels, random chips, or specific specialised industry standard measurement tools appropriate to the minerals under investigation, such as downhole gamma sondes, or handheld XRF instruments, etc.). These examples should not be taken as limiting the broad meaning of sampling.
>
Include reference to measures taken to ensure sample representivity and the appropriate calibration of any measurement tools or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public Report. In cases where ‘industry standard’ work has been done this would be relatively simple (e.g.
‘reverse circulation drilling was used to obtain 1 m samples from which 3 kg was pulverised to produce a 30 g charge for fire assay’). In other cases, more explanation may be required, such as where there is coarse gold that has inherent sampling problems. Unusual commodities or mineralisation types (e.g. submarine nodules) may warrant disclosure of detailed information.
>
Most of the coal samples have been obtained from the Properties by subsurface exploration using core drilling techniques.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Properties.
>
Typical USA core drilling sampling technique is for the coal core sample, once recovered from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into a covered core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content.
>
It is reasonable to assume, given the sophistication level of the previous operators, that these samples were generally collected and processed under industry best-practices.

This assumption is
based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis.

>
Some of the drill holes were air rotary bored and no coal core samples were collected.

Seam
thickness for rotary-drilled bore holes is verified by calibrated downhole gamma-density logs.

>
Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. A representative group of drill hole samples from the Properties were then checked against the original drill laboratory reports to verify accuracy and correctness.

Drilling techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast, auger,

Bangka,
sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit or other type, whether core is oriented and if so, by what method, etc.).
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.

The majority
of the drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
>
Core drilling methods utilize NX-size (5.4 centimeter) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging.

>
Data for the rotary drilled holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable.
>
Geophysical logging was performed on many of the holes, either by Geological Logging Systems (a division of MM&A), other geophysical logging contractors, and on those properties acquired from
CONSOL geophysical logging was often performed by CONSOL’s in-house logging services.
Drill sample recovery
>
Method of recording and assessing core and chip sample recoveries and results assessed.
>
Measures taken to maximise sample recovery and ensure representative nature of the samples.
>
Whether a relationship exists between sample recovery and grade and whether sample bias may have occurred due to preferential loss/gain of fine/coarse material.
>
Where available, core recovery thickness of coal samples was reconciled with the thickness interpreted from geophysical logs.
>
Core recovery of the older coal samples lacking geophysical logs is sometimes not well-
documented: however, when the laboratory results for such holes had anomalous values, the data was disqualified and not used.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Logging
>
Whether core and chip samples have been geologically and geotechnically logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>
Whether logging is qualitative or quantitative in nature. Core (or costean, channel, etc.)
photography.
>
The total length and percentage of the relevant intersections logged.
>
A wide variety of core-logging techniques exist for the properties.

For many of the core holes, the
primary data source is a generalized lithology description by the driller, in some cases supplemented by a more detailed core log completed by a geologist.

>
The logging of core thickness and depth is quantitative.

With the exception of the coal seams,
logging of rock strata type is more subjective and best considered as qualitative.
Sub-sampling
techniques and sample
preparation
>
If core, whether cut or sawn and whether quarter, half or all core taken.
>
If non-core, whether riffled, tube sampled, rotary split, etc. and whether sampled wet or dry.
>
For all sample types, the nature, quality and appropriateness of the sample preparation technique.
>
Quality control procedures adopted for all sub-sampling stages to maximise representivity of samples.
>
Measures taken to ensure that the sampling is representative of the in situ material collected, including for instance results for field duplicate/second-half sampling.
>
Whether sample sizes are appropriate to the grain size of the material being sampled.
>
Typical US practice in the Appalachian Basin is that core samples for deep mineable core samples are not sawn or subsampled (since seams are not of great thickness and the entire seam is mined and co-mingled). The entire coal interval drilled is generally analyzed.
>
Oftentimes, core for surface-mineable coal seams are bench sampled separately by the various coal and rock layers (plies).
>
MM&A has exercised diligence to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample.
Quality of assay data
and laboratory tests
>
The nature, quality and appropriateness of the assaying and laboratory procedures used and whether the technique is considered partial or total.
>
For geophysical tools, spectrometers, handheld XRF instruments, etc., the parameters used in determining the analysis including instrument make and model, reading times, calibrations factors applied and their derivation, etc.
>
Nature of quality control procedures adopted (e.g. standards, blanks, duplicates, external laboratory checks) and whether acceptable levels of accuracy (i.e. lack of bias) and precision have been established.
>
Sample analysis was typically carried out by accredited US laboratories.

>
Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company.

Each sample is then analyzed in accordance with procedures defined under
ASTM
International ( ASTM )

standards including, but not limited to; washability (ASTM D4371); ash
(ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free
Swell Index ( FSI ) (ASTM D720).
>
Geophysical tools are calibrated by the logging company and where possible, validated using a calibration hole.
Verification of
sampling and assaying
>
The verification of significant intersections by either independent or alternative company personnel.
>
The use of twinned holes.
>
Documentation of primary data, data entry procedures, data verification, data storage
(physical and electronic) protocols.
>
Discuss any adjustment to assay data.
>
All coal intersection data used to generate the geologic model has been cross referenced with the lithological and geophysical logs by MM&A.
>
Laboratory quality was adjusted from dry basis to reflect the anticipated marketable product moisture.
>
Coal quality results were verified by spot-check with laboratory analysis sheets by MM&A before inclusion into the geologic model and use in the resource estimate.
Location of data points
>
Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine workings and other locations used in Mineral Resource estimation.
>
Specification of the grid system used.
>
Quality and adequacy of topographic control.
>
Due to the long history of exploration by various parties on the Properties, a wide variety of survey techniques exist for documentation of data point locations.

Many of the older exploration drill
holes appear to have been located by ground survey; more recently completed drill holes are often located by high-resolution Global Positioning System ( GPS ) units.
>
Grid systems used are typically the State Plane Coordinate System pertinent to each property.

>
Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary (subject to availability).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Data spacing and
distribution
>
Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient to establish the degree of geological and grade continuity appropriate for the Mineral Resource and Ore Reserve estimation procedure(s) and classifications applied.
>
Whether sample compositing has been applied.
>
Spacing and distribution of data point information may vary from seam to seam within each mining area.

The areas estimated for coal resource and coal reserve tonnes have been limited so that the data spacing and distribution is sufficient to establish the degree of geological continuity appropriate for the estimation and classification of the coal tonnes.
>
MM&A performed a geostatistical analysis using the Drill Hole Spacing Analysis ( DHSA
) method.

This method attempts to quantify the uncertainty of applying a measurement from a central location to increasingly larger square blocks and provides recommendations for determining the distances between drill holes for measured, indicated, and inferred resources.

>
All of the coal resource tonnes are in the measured, indicated, and inferred categories, and all of the coal reserve tonnes are in the proved and probable categories in accordance with the JORC
Code and SEC standards.

Orientation of data in
relation to geological
structure
>
Whether the orientation of sampling achieves unbiased sampling of possible structures and the extent to which this is known, considering the deposit type.
>
If the relationship between the drilling orientation and the orientation of key mineralised structures is considered to have introduced a sampling bias, this should be assessed and reported if material.
>
Drill holes have been vertically drilled.

No downhole deviation logs have been collected and it is
therefore not known if the drill holes have deviated away from vertical.

Based on the relatively
shallow seam depths, any deviation is expected to be insignificant and immaterial to the geologic characterization of the Property.
>
The dip of the coal seams is relatively minor, generally 1-2 degrees, and not a material issue for representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>
Sample handling procedures employed by explorationists follow typical US protocol and should be adequate to ensure sample security.
Audits or reviews The results of any audits or reviews of sampling techniques and data.
>
MM&A has reviewed all available geological information for the Properties in developing the geologic model.

Only that data deemed suitable has been used for the purpose of generating the resource and reserve estimates.
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement and
land tenure status
>
Type, reference name/number,

location and ownership including agreements or material
issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>
The security of the tenure held at the time of reporting along with any known impediments to obtaining a license to operate in the area.
>
The Coronado coal resources are located within the United States of America in the states of
Virginia; West Virginia; and Pennsylvania.

Control of these Properties is governed by multiple
agreements.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.

>
Coronado has represented to MM&A that it controls the mining rights to the coal deposits as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are
developed under responsible and experienced management.
>
There are no known legal or environmental encumbrances that would impede development of the subject coal reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Exploration done by
other parties
>
Acknowledgment and appraisal of exploration by other parties.
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.
>
This exploration work was generally performed to prevailing US best practice standards and deemed adequate for the purposes of this TRS.

Geology
>
Deposit type, geological setting and style of mineralisation.
>
The Coronado coal resources are located within the Northern and Central Appalachian Coal Basins.
>
The coal deposits are Carboniferous in age, being of the Pennsylvanian system with. sedimentary, stratigraphic deposition.
>
Seam of economic significance typically range between 0.3 meters and 1.8 meters in thickness, with relatively little structural deformation.
>
Regional structure is typically characterized by gently dipping strata to the northwest at less than one percent.
Drill hole Information
>
A summary of all information material to the understanding of the exploration results including a tabulation of the following information for all Material drill holes:
●
easting and northing of the drill hole collar
●
elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar
●
dip and azimuth of the hole
●
down hole length and interception depth
●
hole length.
>
If the exclusion of this information is justified on the basis that the information is not
Material and this exclusion does not detract from the understanding of the report, the
Competent Person should clearly explain why this is the case.
>
MM&A reviewed and entered all pertinent data into a digital geologic database for each Coronado property.

The database consists of thousands of data records, which include drill hole and supplemental coal seam thickness measurements from outcrop and mine exposures.

>
All drill holes in the database are provided with a collar elevation and the State Plane Coordinate
System easting and northing coordinate.
>
After MM&A confirmed proper coal seam thickness and correlation, the seam data was modelled and compiled into coal resource maps.
>
The maps are provided in the TRS show drill hole locations; however, a tabulation of the individual data records is not practical to include.
Data aggregation
methods
>
In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually
Material and should be stated.
>
Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>
The assumptions used for any reporting of metal equivalent values should be clearly stated.
>
If a coal seam has been bench sampled he individual analyses for the coal plies would be weight-
averaged to represent the total of recoverable coal to be included in the quality model.
>
Coal quality summary results have been documented in the TRS.

Average coal quality on a per-
seam basis is used to represent the coal resources within a given mining area.
>
Average coal quality for each Coronado complex is provided in Tables 1-1, 1-2 and 1-3 of this TRS.

>
No other data aggregations methods are used.
Relationship between
mineralisation widths
and intercept lengths
>
These relationships are particularly important in the reporting of Exploration Results.
>
If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>
If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>
Coal thickness values from all coal intersections and down hole geophysical logs are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0 degrees has little effect on the vertical thickness of the seam.
Diagrams
>
Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported These should include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
>
Diagrams and maps showing the coal seam intercepts are presented in the TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Balanced reporting
>
Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>
All of the available, qualified exploration data has been included within the tabulations, maps, and diagrams for this TRS.
>
Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Other substantive
exploration data
>
Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results;
bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or contaminating substances.
>
Informational material available from the U.S. Geological Survey and the respective State Surveys was used to assist in the Resource estimate.

Further work
>
The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>
Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>
Further work is expected to include additional exploration, geotechnical testing, coal quality analyses, and coal property acquisition.

Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database

integrity
>
Measures taken to ensure that data has not been corrupted by,

for example, transcription or
keying errors, between its initial collection and its

use for Mineral Resource estimation
purposes.
>
Data validation procedures used.
>
MM&A confirmed coal seam thickness and correlations in databases used for coal deposit modelling.

Representative records were spot-checked for data entry validation.

>
Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>
Comment on

any site

visits undertaken

by the

Competent Person and the outcome of those
visits.
>
If no

site visits

have been

undertaken indicate

why this

is the case.
>
MM&A is very familiar with the Properties and has conducted multiple site visits and evaluations of the Property and adjoining properties throughout the years.
>
A site visit to Mon Valley was conducted as recently as December 2023, although there are no facilities or surface expression of the coal reserves on the Property.

Planned surface areas for mine
facilities were viewed.
Geological interpretation
>
Confidence in (or conversely,

the uncertainty

of) the geological interpretation of the mineral
deposit.
>
Nature of the data used and of any assumptions

made.
>
The effect,

if any,

of alternative

interpretations on

Mineral Resource estimation.
>
The use of geology in guiding

and controlling

Mineral Resource estimation.
>
The factors affecting continuity both of grade and geology.
>
Due to the relative structural simplicity of the deposits and the reasonable continuity of the tabular coal beds, the principal geological interpretation necessary to define the geometry of the coal deposits is the proper modeling of their thickness and elevation.

>
Both coal thickness and quality data are deemed by MM&A to be reasonable within the resource areas.

>
Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Dimensions
>
The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral
Resource.
>
The subject coal resource areas mostly exist in discreet, individual deposits of highly variable dimensions, shapes and depth below the ground surface.
>
Such factors are best depicted in the maps contained in the TRS.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling techniques
>
The nature and appropriateness

of the estimation technique(s) applied and key assumptions,
including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If

a computer assisted estimation
method was chosen include a description of computer software and parameters used.
>
The availability of check estimates, previous estimates and/or mine production records

and
whether the Mineral Resource estimate

takes

appropriate account

of such

data.
>
The assumptions made regarding

recovery of by-products.
>
Estimation of deleterious elements or other non-grade variables of economic significance (e.g.
sulphur for acid mine drainage characterisation).
>
In the case of

block model interpolation, the

block size in relation to

the average sample
spacing and the search employed.
>
Any assumptions behind modelling of

selective mining units.
>
Any assumptions about correlation

between variables.
>
Description of how the

geological interpretation was

used to control the resource estimates.
>
Discussion of basis for using or not

using grade cutting or capping.
>
The process of validation,

the checking process used, the comparison of

model data to drill
hole data, and use of reconciliation data if available.
>
Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological modelling
software in the form of Microsoft
®

Excel files incorporating, drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software.
>
Once imported, a geologic model was created.
>
The geological model was verified and reviewed.

>
Resources were estimated by defining seam thickness at each point of observation and by defining resource confidence arcs around the points of observation.
>
Points of observation for Measured and Indicated confidence arcs were defined for all drill holes that intersected the seam.

>
As prescribed by the common United States classification system the following distances from points of observation were used to define the corresponding Resource category arcs:
- Inferred Resources – greater than 3,960 feet (1.2 kilometers) but less than 15,840 feet (4.8 kilometers)
- Indicated Resources – 3,960 feet (1.2 kilometers)
- Measured Resources – 1,320 feet (0.4 kilometers)
>
The use of the standards commonly used in the United States are appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole Spacing
Analysis ( DHSA ) method to justify coal resource confidence levels.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
Moisture
>
Whether the tonnages are estimated on a dry basis or with natural moisture, and the method of determination of the moisture content.
>
Coal resource tonnes are presented on a dry, in-situ basis.
>
Reserve tonnes are presented on a moist basis at anticipated product moisture ranging from 4.0 to
6.0 percent. Moisture content based on historic analyses of shipped coal from the region.
Cut-off Parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
These cut-off parameters have been developed by MM&A based on its experience with the Coronado properties and other mining operations of the Central and Northern Appalachian coal basin.

This
experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions
>
Assumptions made regarding possible mining methods, minimum mining dimensions and internal (or, if applicable, external) mining dilution. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential mining methods, but the assumptions made regarding mining methods and parameters when estimating Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the mining assumptions made.
>
Mining factors such as dilution, mining and washing recovery are variable and have been applied at the coal deposits at each operation based on site-specific characteristics.
>
Details of the factors are cited within the TRS.
>
Factors that would typically preclude conversion of a coal resource to coal reserve include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of access;
insufficient exploration; or uncontrolled surface property for areas of proposed for surface mining.

>
While such factors were used to preclude the conversion of a very limited number of coal resources to coal reserves in this report, the extensive history of mining on the Properties would suggest that there are reasonable prospects for eventual economic extractions of all coal resources under favorable market conditions.
Metallurgical factors

or
assumptions
>
The basis for assumptions or predictions regarding metallurgical amenability. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential metallurgical methods, but the assumptions regarding metallurgical treatment processes and parameters made when reporting Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the metallurgical assumptions made.
>
The products mined from coal resources controlled by Coronado can be sold into high-, mid-, and low-volatile metallurgical coal markets because of their inherent quality characteristics.

>
Run-of-mine production is washed at the coal preparation plants as needed for quality control.

>
Coronado may blend production from multiple sources to manage ash and sulfur content along with the rheological and petrographic characteristics of the shipped products.

Environmental factors

or
assumptions
>
Assumptions made regarding possible waste and process residue disposal options. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider the potential environmental impacts of the mining and processing operation.

While at this stage the determination of potential environmental impacts, particularly for a greenfields project, may not always be well advanced, the status of early consideration of these potential environmental impacts should be reported. Where these aspects have not been considered this should be reported with an explanation of the environmental assumptions made.
>
A study completed on behalf of Coronado for Mon Valley has identified a Preferred Site for refuse disposal at Pangburn with capacity of 22.6 million cubic meters.

Estimated requirements for
Pangburn and Shaner combined is 29.7 million tonnes or approximately 13.2 million cubic meters.

Permitting for such a facility is anticipated to be achievable.
>
MM&A completed a Limited Phase I Environmental Site Assessment (ESA) on the Buchanan property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.

Coronado reports not having conducted such a study since the MM&A studies.

>
The ESAs completed by MM&A included a site inspection, review of historical records, a database search of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites.

>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.

>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Bulk density
>
Whether assumed or determined. If assumed, the basis for the assumptions. If determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness of the samples.
>
The bulk density for bulk material must have been measured by methods that adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>
Discuss assumptions for bulk density estimates used in the evaluation process of the different materials.
>
Laboratory derived seam densities measured in specific gravity were used where available.

As
needed, this data was supplemented by estimated seam density values based on the relative proportion of coal and non-coal material within the seam (typically at 1.30 and 2.25 specific gravity, respectively).
>
Average seam density was determined for each coal deposit and used to convert coal volumes into coal tonnage estimates.
Classification
>
The basis for the classification of the Mineral Resources into varying confidence categories.
>
Whether appropriate account has been taken of all relevant factors (i.e. relative confidence in tonnage/grade estimations, reliability of input data, confidence in continuity of geology and metal values, quality, quantity and distribution of the data).
>
Whether the result appropriately reflects the Competent
>
Person’s view of the deposit.
>
The Resource has been classified based on suitable distances from points of observations prescribed in the common United States classification system.
>
The use of the United States standards is appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole Spacing
Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
>
All relevant factors have been accounted for and reflect the Competent Person’s view of the deposit.
Audits or reviews
>
The results of any audits or reviews of Mineral Resource estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020, December 31, 2021,

and December 31, 2022.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission (SEC) Industry Guide 7 and USGS Circular 891 standards.

>
Earlier audits were performed by various independent consultants for predecessors-in-title to
Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.

>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence
>
Where appropriate a statement of the relative accuracy and confidence level in the Mineral
Resource estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the resource within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that could affect the relative accuracy and confidence of the estimate.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
The relative accuracy of and confidence in the coal tonnage and quality estimates provided herein are judged to be in conformance with current industry best-practices.

>
The representation of average coal quality characteristics should be understood to represent a reasonably representative sampling that is generally indicative of coal quality and does not represent a statistically rigorous approach to coal quality modeling.
>
Resource estimation has been completed using standard coal estimation methods which are deemed appropriate for this deposit.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for conversion
to Ore Reserves

>
Description of the Mineral Resource estimate used as a basis for the conversion to an Ore
Reserve.
>
The coal resource estimate was prepared as part of the report Coronado Global Resources Inc.
Statement of Coal Resources and Reserves in Accordance with JORC Code and United States SEC
Standards as of December 31, 2023 – Northern and Central Appalachian Coal Basins – Virginia,
West Virginia and Pennsylvania, USA – February 2024 prepared by MM&A.
>
The resource estimation criteria were developed by MM&A based on the capabilities of the mining equipment used within the production model and on industry-accepted standards to assure that the basic geologic characteristics of the coal resources are in reasonable conformity with those to be mined and marketed by Coronado.
>
Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>
Coal resources generally are reported inclusive of the coal reserves.

In some cases, resources are
reported in addition to coal reserves.

Tables 1-1 and 11-3 of the TRS clearly identify resources
“inclusive of mine plan” from which coal reserves were estimated along with those resources
“exclusive of mine plan” from which no reserves were estimated.

Site visits

>
Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>
MM&A is very familiar with the Properties and has conducted multiple site visits and reserve evaluations throughout the years.
>
A site visit

was conducted to Mon Valley as recently as December 2023 to assess proposed surface mine facilities areas.

Currently there are no mine facilities or surface expression of the coal reserve on the Property.
Study status

>
The type and level of study undertaken to enable Mineral Resources to be converted to Ore
Reserves.
>
A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>
The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material Modifying Factors have been considered.
>
This geologic evaluation conducted in accordance with JORC and SEC standards and in conjunction with the preliminary feasibility study is sufficient to conclude that the surface, highwall miner and underground coal reserves identified on the Properties are economically mineable under reasonable expectations of market prices for thermal and metallurgical coal products, estimated operation costs, and capital expenditures.
>
The pre-feasibility financial models, prepared by MM&A for this TRS, was developed to test the economic viability of each coal resource area.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and are typical of mining operations in the Central and Northern
Appalachian coal basin.

This experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions

>
The method and assumptions used as reported in the Pre-Feasibility or Feasibility Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>
After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2024 to depletion (exhaustion) of the coal reserve areas.
>
The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>
The room-and-pillar mining method was selected to model the underground mining resources, utilizing continuous miners for coal extraction, shuttle cars for production section haulage and roof bolters for roof control, with the exception that the Buchanan Mine also uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource areas
located above drainage are relatively small and often have irregular boundaries. The Buchanan
Mine in Buchanan County, Virginia is the only active longwall mine currently being operated by
Coronado.
>
The Coronado underground mining resource areas which are located above-drainage require an access road and mine access development along the outcrop, whereas below-drainage mines are accessed via shaft or slope based on other proposed surface infrastructure locations and/or surface property control.

>
The surface mining method selected utilizes highly productive hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.

The mobile equipment spreads
adapt readily to winding coal outcrops for contour surface mining and are effective for point-
removal and area mining applications.
>
Application of highwall and auger mining units is an effective method to recover coal resources not suitable for underground mining and under excessive cover for surface mining.
>
The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>
Mining plans for potential underground mines were developed by MM&A.

Pillar stability was
tested by MM&A using the Analysis of Coal Pillar Stability (ACPS ) program that was developed by the National Institute for Occupational Safety and Health ( NIOSH )
.

>
Coronado must obtain approved mining plans from United States Department of Labor Mine
Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during contour and area mining.

MM&A’s planning model does not require input of
specific highwall design parameters, but provides for timing of mining within mine plan polygons that is representative of the operation performance attained at Central Appalachia surface mines.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Highwall and auger mining is conducted under highwalls designed and constructed to meet MSHA permit requirements.

To better assure highwall stability and safety

during highwall coal
extraction, MSHA requires that coal fenders, or stumps, be left in place between successive cuts.
Periodic barrier pillars must be left in place as an additional safeguard.

MM&A has adjusted the
expected mining recovery for highwall and auger mining resources to reflect highwall stability and safety requirements.
>
The major assumptions made and Mineral Resource model used for pit and stope optimisation (if appropriate).
>
Underground Mining Resources:

For metallurgical resources, minimum coal seam thickness
extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover) of
30.5 meters.

A 61-meter horizontal distance is maintained from abandoned mines and sealed or pillared areas, and a 30-meter horizontal distance is maintained from planned highwall miner panels.

Mine recovery is reduced when a rider coal seam is present within a 1.5- to 3.0-meter interval above the coal seam.

No mining is projected when the interval between overlying and underlying reserves is less than 12 meters.
>
Surface Mining Resources:

For classification as a surface-mineable resource, a seam must be at least 0.3 meters in thickness as a stand-alone (principal) seam and 0.15 meters in thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area mining strip ratio is
generally 20:1 for thermal coal and 30:1 for metallurgical coal.

Some areas were assessed for
their economic viability at higher ratios, and were included as reserves if deemed economic.

For
contour surface mining, a minimum of 38-meter bench is provided to support HWM.
>
HWM and Auger Mining Resources: HWM cut depth (penetration) is established at a maximum of
244 meters.

The minimum mineable coal thickness is limited at 0.6 meters. For coal seams less than 0.8 meters thick, roof and/or floor characteristics must allow OSD cutting to maintain a 0.8-
meter minimum cutting height.
Auger mining cut depth is established at an average of 91 meters.

The minimum mineable coal thickness is limited at 0.5 meters.
>
The mining dilution factors used.
>
Underground Mining Reserves:

The planning model assigns minimum mining heights of 1.4 to 1.8 meters for mains and panel development.

At the Buchanan Mine, a minimum mining height of
1.8 meters was used due to the longwall mining method being employed.

For coal seams thinner
than the assigned mining height, the difference between the coal seam height and assigned mining height consists of OSD.

In all cases a minimum of 0.05 meters of OSD was assumed, with the exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>
Surface Mining Reserves:

Area mining is generally limited to a cumulative overburden ratio of
30:1 and a 15:1 ratio for contour mining.

Exceptions were considered for mining of metallurgical
grade coal where deemed economical.

It is assumed that careful cleaning of exposed coal pits will result in minimal OSD.
>
HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height is a
minimum of 76 to 99 centimeters for clearance purposes.

When the coal seam is less than 76 to
99 centimeters thick, OSD is assumed and included in the ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be chosen based on the coal seam thickness and that OSD will be minimal.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The mining recovery factors used.
>
Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent for continuous mining panels, and 100 percent for longwall.
>
Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining recovery is
reduced where second mining is projected in previously underground and auger mined areas.
>
HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied for HWM.
A
mine recovery of 35 percent has been applied for auger mining.
>
Any minimum mining widths used.
>
Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>
The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
>
Mine plan LOM tonnage includes inferred coal and those areas that do not meet the minimum coal thickness requirement for classification as reserve.

Inferred coal represents approximately
0.6% of the LOM production for Mon Valley and 0.000001% of the total LOM production for
Logan.

None of this coal was included in the estimate of reserves.
>
The infrastructure requirements of the selected mining methods.
>
Underground Mining Resources:

The continuous mining method provides for the extraction of
coal from the production faces using continuous miners (and longwall shearing machine at
Buchanan) and haulage using shuttle cars or battery haulers to a feeder-breaker located at the tail of the section conveyor belt.

The feeder-breaker crushes large pieces of coal and rock and regulates coal feed onto the mine conveyor.

A chain conveyor is used to remove coal from the
longwall face at the Buchanan Mine for placement onto the conveyor belt which is ultimately delivered to an underground storage bunker.

Roof-bolting machines are used to install roof bolts,
and battery scoops are available to clean the mine entries and assist in delivery of mine supplies to work areas.

Surface ventilation fans are installed as needed to provide a sufficient volume of air to ventilate production sections, coal haulage and transport entries, battery charging stations, and transformers in accordance with approved plans.
>
Coronado currently operates three coal preparation plants, one each at the Buchanan, Logan
County and Greenbrier Divisions.

The Buchanan Plant operates at a feed rate of approximately
907 raw tonnes per hour ( tph ), whereas the Saunders Plant (Logan County Division) has a nominal feed rate of 816 tph, and the Mountaineer Plant (Greenbrier Division) operates at 544 tph.
MM&A has included capital estimates for construction of additional coal preparation plants at the
Russell County and Mon Valley Complex for

the purposes of this TRS.

>
Surface Mining Resources: The surface mining mobile equipment spreads advance the contour and area mining pits while systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads are extended and maintained as the pits advance.

Support
facilities are maintained nearby but away from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most of the surface mine production is transported to a loading point for crushing, blending and direct-shipment to customers.

>
HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The rate of advance of the contour mining is governed by the advancement rate of the HWM.

A

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
diesel-powered generator trails the highwall miner and powers the continuous mining unit.

Other support facilities are provided along with the contour mining support facilities.

HWM
production is all transported by truck to the coal preparation plant for washing.
Metallurgical factors or
assumptions

>
The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>
Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed in
heavy medium cyclones.

Fine material is washed using conventional froth flotation cells.
>
Whether the metallurgical process is well-tested technology or novel in nature.
>
Processes are typical of those used in the coal industry and are in use at adjacent coal processing plants.
>
The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>
The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A.

The drill hole data was utilized to develop average coal quality characteristics mining site.

These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed.
>
Any assumptions or allowances made for deleterious elements.
>
No significant effects on product quality are anticipated from dilution material; float product quality was used to model final product quality.
>
The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>
No bulk sample or pilot scale work has been completed.
>
For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>
Notwithstanding the complexity of the coal quality data set, the seams of the central and northern Appalachian coalfields have a long history of providing both high-Btu thermal coals and high-, mid- and low-volatile coking coals with favorable metallurgical properties.
Environmental

>
The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>
A study completed on behalf of Coronado has identified a Preferred Site for refuse disposal at
Pangburn with capacity of 22.6 million cubic meters.

Estimated requirements for Pangburn and
Shaner combined is 29.7 million tonnes or approximately 13.2 million cubic meters.

Permitting
for such a facility is anticipated to be achievable
.
>
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of Coronado.
>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.
Infrastructure

>
The existence of appropriate infrastructure: availability of land for plant development, power, water,

transportation (particularly for bulk commodities), labour, accommodation;
or the ease with which the infrastructure can be provided or accessed.
>
Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine Complex);
Coronado also controls the idle Midland Surface Mine at the Greenbrier Mine Complex.

>
Coronado operates five underground mines as follows:

Buchanan Mine at the Buchanan Mine
Complex; Winifrede, Eagle No. 1, Muddy Bridge and Lower War Eagle Mines in the Logan Mine
Complex; the Mountaineer #1 Mine at the Greenbrier Mine Complex is currently idle.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
All ROM production is currently planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

>
There is a network of public highways that provide serviceable coal haul routes and private, internal roads on the Properties would be developed as may be needed.

Rail service to the
Properties is most readily provided by NS and CSX with connections to both domestic consumers and international trans-shipment points.

NS track is located across the Monongahela River from
the proposed Pangburn Hollow load-out facility.

Coal would be shipped to customers via barge
and rail and sold as both metallurgical and thermal products.

Costs

>
The derivation of, or assumptions made, regarding projected capital costs in the study.
>
The methodology used to estimate operating costs.
>
Coronado provided historical and 5-year budget operating costs for its active mines for MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed personnel schedules for each mine.

Hourly labor rates and salaries were based upon information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed for vacation
and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses.

A cost factor for mine
supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs at underground mines.

Other factors were developed for maintenance
and repair costs, rentals, mine power, outside services and other direct mining costs.
>
Surface mine direct operating costs were developed as a function of overburden ratio for repair and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.

Operating costs for highwall mines are based on costs per ROM tonne estimates.

Other
cost factors were developed for coal preparation plant processing, refuse handling, coal loading, trucking, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned for
production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees.
>
Capital schedules were developed by MM&A for mine development, infrastructure, and on-going capital requirements for the life of each projected mine.
>
Staffing levels were prepared and operating costs estimated by MM&A for each projected mine.

MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

>
Allowances made for the content of deleterious elements.
>
No allowances have been made for deleterious elements; no impact to quality from deleterious elements is anticipated.
>
The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation
factor in order to estimate the prices in nominal dollars.
>
Derivation of transportation charges.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
analysis which is applied to mine plan sales volumes and product mix and is supplemented with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation
factor in order to estimate the prices in nominal dollars.
>
The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>
MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

All ROM production is currently planned for
either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.
>
The allowances made for royalties payable, both Government and private.
>
Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes,

the federal black lung excise tax, and federal and state
reclamation fees.
Revenue factors

>
The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order
to estimate the prices in nominal dollars.
>
The Greenbrier property is not considered material to Coronado’s business or financial conditions, and thus no update was completed for Greenbrier in 2024.

Resources exclusive of reserves, as
well as reserves, are based on assumed long-term average price as of December 31, 2022 provided by Coronado, representing Coronado’s long-term average price forecast for

Greenbrier at that
time.
>
The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>
Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>
The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation
factor in order to estimate the prices in nominal dollars.
>
A customer and competitor analysis along with the identification of likely market windows for the product.
>
All of the mine production serves metallurgical and thermal markets.

The metallurgical coal is
marketed as high-volatile (typically 28 percent or greater volatile matter content); mid-volatile
(typically 23- to 27-percent volatile matter content) and low-volatile (typically less than 23 percent volatile matter content) products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Raw ROM production that requires washing is currently processed through Coronado owned and operated coal preparation plants.

>
ROM coal that does not require further processing is delivered directly to the loading points for sizing and delivery to customers.

Coronado has access to two rail-loading points serviced by the
Norfolk Southern Corporation ( NS )

and two rail-loading points serviced by
CSX Corporation
( CSX ) .
>
Price and volume forecasts and the basis for these forecasts.
>
Carlson Mining
®

was used by MM&A to generate mine plans for underground-

and surface-
mineable coal seams.

Underground mine plans were sequenced based on productivity schedules provided by Coronado, which were based on historically achieved productivity levels.

Surface
mine plans were generated under productivity assumptions (bank cubic yard per shift) as provided by Coronado and reviewed by MM&A, again based heavily on productivity levels achieved by Coronado.

All production forecasting ties assumed production rates to geological models as constructed independently by MM&A’s team of geologists and mining engineers.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation
factor in order to estimate the prices in nominal dollars.
Economic

>
The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose of classifying coal reserves.

The project cash flows, excluding debt service, are calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct costs include labor, drilling and blasting, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, sampling and analysis services, reclamation and general and administrative costs.

Indirect costs include
statutory and legally agreed upon fees related to direct extraction of the mineral.

The indirect
costs are the Federal black lung tax, Federal and State reclamation taxes, property taxes,

local
transportation prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes and State severance taxes. Coronado’s historical costs provided a useful
reference for MM&A’s

cost estimates.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation
factor in order to estimate the prices in nominal dollars.
>
All costs and prices are based on year-end 2023 nominal United States dollars.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Production timing was carried out from 2024 to depletion (exhaustion) of the coal reserve areas, which is projected for the year 2101.
>
The all-mines average cash cost ranges between approximately $73 and $338 per tonne for most of the operating period.
>
NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>
An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>
NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was estimated to be
$1.804 billion, $155.1 million, $563.4 million, $616.8 million and

$62.7 million, respectively. The
Grenbrier NPV is based on December 31, 2022 coal sales price information provided by Coronado as described previously.

>
The sensitivity study shows the NPV at the 10.0% discount rate when Base Case sales prices, operating costs, and capital costs are increased and decreased in increments of 5% within a +/-
15% range.

Social

>
The status of agreements with key stakeholders and matters leading to social license to operate.
>
Portions of the properties are located near local communities.

Regulations prohibit mining
activities within 91 meters of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure.

Where required, such consents
have been obtained where mining is proposed beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>
Any identified material naturally occurring risks.
>
No material naturally occurring risks have been identified.
>
The status of material legal agreements and marketing arrangements.
>
The Coronado coal resources are located in Buchanan, Russell and Tazewell Counties, Virginia;
Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties, West Virginia; Allegheny,
Washington and Westmoreland Counties, Pennsylvania.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.
>
Coronado has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are developed under
responsible and experienced management.
>
The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals. There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>
Coronado has obtained all mining and discharge permits to operate 19 underground mines, 15 surface mines, and 16 processing, loadout or related facilities.

MM&A is unaware of any obvious
or current Coronado permitting issues that are expected to prevent the issuance of future permits.

Coronado, along with all Central and Northern Appalachian basin coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States
Environmental Protection Agency ( EPA )

involvement with state programs.
Classification

>
The basis for the classification of the Ore Reserves into varying confidence categories.
Whether the result appropriately reflects the Competent Person’s view of the deposit. The
>
Measured and indicated resources have been converted to proved and probable reserves, respectively.
>
None of the probable coal reserves have been derived from measured resources.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
proportion of Probable Ore Reserves that have been derived from Measured Mineral
Resources (if any).
>
In a limited number of cases where there was only very limited data available to demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>
The results of this TRS define an estimated total initial ROM recoverable ore (coal) reserve estimate of 548 million tonnes for Coronado as follows:
a)

Buchanan =

154 Mt
b)

Logan

=

135 Mt
c)

Greenbrier=

12 Mt
d)

Russell =

50 Mt
e)

Mon Valley =

197 Mt

>
Coronado controls a total of 333 Mt (moist basis) of marketable coal reserves for Coronado as of
December 31, 2023 (total may not add due to rounding).

Of that total, 74 percent are proved,
and 26 percent are probable.

Total reserves by complex are as follows:
a)

Buchanan =

92 Mt
b)

Logan

=

71 Mt
c)

Greenbrier=

7 Mt
d)

Russell =

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews

>
The results of any audits or reviews of Ore Reserve estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020, December 31, 2021,

and December 31, 2022.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission ( SEC )

Industry Guide 7 standards.

Earlier audits were
performed by various independent consultants for predecessors-in-title to Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.
>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence

>
Where appropriate a statement of the relative accuracy and confidence level in the Ore
Reserve estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>
Operations on the Properties by Coronado and its predecessors have been on-going for many years.

>
MM&A is confident that the mine plans and financial models are reasonably representative to provide an accurate estimation of coal reserves.
>
Mine development and operation have not been optimized within the TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation. Documentation should include assumptions made and the procedures used.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors on a global scale as current local data reflects the global assumptions.
>
Accuracy and confidence discussions should extend to specific discussions of any applied
Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado mines and future resource development are summarized below:
>
Mine Accidents
>
Highwall Failure.

Highwall failures are likely to result in a temporary mine closure and should not have a material impact on the mine sustainability.

The risk is considered to be probable.

>
Adverse Geological Conditions.

Adverse geological conditions include such conditions as faults and sandstone washouts.

The risk is considered to be probable.

The impact is expected to be
temporary with little material impact on mine sustainability.
>
Environmental Risk.

Numerous federal and state permits are required to operate coal mines and mine surface facilities. Permitting rules are complex and may change over time, making compliance difficult or impossible.
>
Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject to modification.

The probability of water quality changes having a material impact on mine operations is possible.

As a contemporary example, the selenium discharge issue that affects western Canadian and Central Appalachian Basin operators has only recently emerged as a concern and its ultimate impact has not been determined.
>
New Permits.

Permit protests by environmental groups and individuals can contribute to permit delays or denial and increase the cost of permitting and delay development.

Surface mining
activities, coal refuse disposal and construction of access roads in mountainous terrain often require storage of material in valley fills.

Authority to dispose of fill material into waters of the
United States must be granted by the United States Army Corps of Engineers ( COE )
.

COE permits
are increasingly difficult to obtain.
>
Regulatory Requirements.

Adverse impact from regulatory changes is considered to be probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>
Market Risk.

Metallurgical and thermal coal markets ultimately depend upon the global steel and thermal coal demand and are considered to be volatile.

Currently, the US coal market has seen a
decline in demand for thermal coal due to thermal plant closures, as a result of new air and water pollution regulations, and competition from other commodities used for power generation such as natural gas.

This has resulted in an overall decline in CAPP coal production.

Continued
regulatory changes and declining demand could result in material changes in domestic and global coal markets.

The impact cannot be predicted at this time; however, while MM&A expects the coal reserve within this TRS to remain economically viable throughout the life of the projected mines, the LOM financial model is very sensitive to changes in coal sales price and therefore market risk is not insignificant.
>
Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine closure.

The mines are likely to suffer the loss of key supervisors

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
and skilled employees due to retirement as the workforce ages.

The problem is industry-wide
and the impact is expected to be temporary and have no sustained impact on coal production.
>
Availability of Equipment and Supplies.

Risk of equipment and supply availability is likely to be
temporary and should not have a sustained adverse impact on the production of coal.
>
Transportation Delay.

Interruption of coal transport services by river or rail is considered to be probable but unlikely to have a sustained impact on coal production.
>
It is recognised that this may not be possible or appropriate in all circumstances. These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
Mine plans, productivity expectations and cost estimates generally reflect historical performance and efforts have been made to adjust plans and costs to reflect future conditions.